                                                                   EXHIBIT 10.34


                                 STANDARD FORM
                               INDUSTRIAL LEASE
                                     (NET)





LANDLORD:  CAROL POINT BUILDERS I GENERAL PARTNERSHIP
          ----------------------------------------------------------------------

TENANT:    ASSOCIATED STATIONERS, INC.
        ------------------------------------------------------------------------





Dated for reference purposes as of: _______________________________________

                               TABLE OF CONTENTS
                               -----------------

                  STANDARD INDUSTRIAL MULTI-TENANT LEASE FORM

                                                                        Page
                                                                        ----

ARTICLE A:  DEFINED TERMS, EXHIBITS AND PREAMBLE.........................  1
            A-1.  Defined Terms..........................................  1
            A-2.  Exhibits...............................................  1
            A-3.  Preamble...............................................  2
            A-4.  Common Areas...........................................  2
            A-5.  Landlord's Reserved Rights in Common Areas.............  2
ARTICLE B:  LEASEHOLD IMPROVEMENTS.......................................  2
ARTICLE C:  TERM.........................................................  2
ARTICLE D:  RENT.........................................................  2
            D-1.  Fixed Rent.............................................  2
            D-2.  Additional Rent........................................  3
            D-3.  Tenant's Proportionate Share of Cost of
                  Operation and Maintenance..............................  3
ARTICLE E:  TAXES........................................................  3
            E-1.  Tenant's Obligation....................................  3
            E-2.  Installment Election...................................  4
            E-3.  Limitation.............................................  4
            E-4.  Landlord's Right.......................................  4
            E-5.  Personal Property Taxes................................  4
ARTICLE F:  INSURANCE AND INDEMNITY......................................  4
            F-1.  Coverage...............................................  4
            F-2.  Insurance Policies.....................................  4
            F-3.  Tenant's General Liability Insurance...................  5
            F-4.  Tenant's Property Insurance............................  5
            F-5.  Tenant's Insurance Certificates........................  5
            F-6.  Tenant's Failure.......................................  5
            F-7.  Waiver or Subrogation..................................  5
            F-8.  Indemnification of Landlord............................  5
            F-9.  Distribution of Award..................................  6
ARTICLE G:  REPAIRS, MAINTENANCE AND ALTERATIONS.........................  6
            G-1.  Tenant Repairs and Maintenance.........................  6
            G-2.  Landlord's Rights......................................  6
            G-3.  Landlord Repair and Maintenance........................  6
            G-4.  Alterations............................................  6
            G-5.  Inspection of Leased Premises..........................  7
            G-6.  Workmanlike Quality....................................  7
            G-7.  Liens..................................................  7
            G-8.  Surrender..............................................  7
ARTICLE H:  TENANT'S FIXTURES AND PERSONAL PROPERTY......................  7
ARTICLE I:  UTILITIES AND EASEMENTS......................................  7
            I-1.  EASEMENTS..............................................  8
ARTICLE J:  USE OF PREMISES..............................................  8
            J-1.  General................................................  8
            J-2.  Signs..................................................  8
            J-3.  Prking and Use of Common Areas and Facilitie ..........  8
ARTICLE K:  DAMAGE OR DESTRUCTION........................................  9
            K-1.  Reconstruction.........................................  9
            K-2.  Rent Abatement.........................................  9
            K-3.  Excessive Damage or Destruction........................  9
            K-4.  Uninsured Casualty.....................................  9
            K-5.  Waiver.................................................  9
            K-6.  Damage Near End of Term................................  9
ARTICLE L:  EMINENT DOMAIN............................................... 10
            L-1.  Total Condemnation of Demised Premises................. 10
            L-2.  Partial Condemnation................................... 10
            L-3.  Landlord's Award....................................... 10
            L-4.  Tenant's Award......................................... 10
            L-5.  Temporary Condemnation................................. 10
            L-6.  Notice and Execution................................... 10
ARTICLE M:  DEFAULT...................................................... 10
            M-1.  Events of Default...................................... 10
            M-2.  Landlord's Remedies.................................... 11
ARTICLE N:  ASSIGNMENT AND SUBLETTING.................................... 11
            N-1.  Prohibition............................................ 11
            N-2.  Landlord's Option...................................... 12
            N-3.  Excess Sublease Rental or Assignment
                  Consideration.......................................... 12
            N-4.  Scope.................................................. 12
            N-5.  Waiver................................................. 12
            N-6.  Release................................................ 12

                               TABLE OF CONTENTS
                               -----------------

            STANDARD INDUSTRIAL MULTI-TENANT LEASE FORM (Continued)

                                                                        Page
                                                                        ----

ARTICLE O:  ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION............. 12
            O-1.  Estoppel Statement..................................... 12
            O-2:  Attornment............................................. 13
            O-3.  Subordination.......................................... 13
ARTICLE P:  NOTICES...................................................... 13
ARTICLE Q:  MISCELLANEOUS................................................ 13
            Q-1.  Waiver................................................. 13
            Q-2.  Accord and Satisfaction................................ 13
            Q-3.  Individual Liability................................... 13
            Q-4.  Entire Agreement....................................... 13
            Q-5.  Time................................................... 13
            Q-6.  Recordation............................................ 13
            Q-7.  Professional Fees...................................... 14
            Q-8.  Captions and Section Numbers........................... 14
            Q-9.  Severability........................................... 14
            Q-10. Applicable Law......................................... 14
            Q-11. Examination of Lease................................... 14
            Q-12. Financial Statements................................... 14
            Q-13. Security Measures...................................... 14
            Q-14. Lender's Requirements.................................. 14
            Q-15. Security Deposit....................................... 14
            Q-16. Administrative Charges................................. 14
            Q-17. Late Payments.......................................... 14
            Q-18. Holding Over........................................... 15
            Q-19. Authority.............................................. 15
            Q-20. Landlord's Access...................................... 15
            Q-21. Hazardous Materials.................................... 15
ARTICLE R:  SUCCESSORS BOUND............................................. 17

                                   ARTICLE A

                     DEFINED TERMS, EXHIBITS AND PREAMBLE

A-1. DEFINED TERMS. Each reference in this Lease to any of the terms described in this Article A shall mean and refer to the following; other terms are as defined in this Lease:

      (a)  LANDLORD:     Carol Point Builders I
                         ---------------------------

                         General Partnership
                         ---------------------------

      (b)  TENANT:       Associated Stationers, Inc.
                         ---------------------------

                         ___________________________

      (c)  LOCATION OF BUILDING:         (Address) 898 Carol Court
                                                   --------------------------
                                                   Carol Stream, Illinois
                                                   --------------------------

      (d)  SUITE NUMBER OF DEMISED PREMISES:  N/A
                                              -------------------------------

      (e)  APPROXIMATE SQUARE FOOTAGE OF DEMISED PREMISES:  139,444
                                                            -----------------

      (f)  APPROXIMATE SQUARE FOOTAGE OF BUILDING:  274,952
                                                    -------------------------

      (g)  TENANT'S PROPORTIONATE SHARE:  50.72  %
                                          -------

      (h)  TERM: APPROXIMATELY     5    years.
                               ---------

      (i)  FIXED RENT:  $ 49,502.67       per calendar month.
                         ----------------

      (j)  SCHEDULED TERM COMMENCEMENT DATE:    June 1, 1992
                                              --------------------

      (k)  SECURITY DEPOSIT:  $ Waived
                                --------------

      (l)  LIABILITY INSURANCE LIMITS:  $  2,000,000
                                         ----------------

      (m)  BROKER(S): Grubb & Ellis and Bennett & Kahnweiler
                         -------------------------------------------------------

      (n)   LANDLORD'S ADDRESS:

       Carol Point Builders I              Copy to:  Messenger Investment Company
      ---------------------------------             -----------------------------
       General Partnership
       c/o Messenger Investment Company              9450 West Bryn Mawr, Suite 120
                                                    ------------------------------
       17512 von Karman Avenue
       Irvine, California 92714                      Rosemont, Illinois 60018
      ---------------------------------             ------------------------------

      _________________________________             ______________________________


      (o)  TENANT'S ADDRESS:

       Associated Stationers, Inc.         Copy to:  Associated Stationers, Inc.
      ---------------------------------             -----------------------------
       898 Carol Court                               1075 Hawthorne Parkway
      ---------------------------------             -----------------------------
       Carol Stream, Illinois 60188                  Itasca, Illinois 60142
       --------------------------------             -----------------------------
                                                     Attn: Randall Teesdale

      (p)  PERMITTED USES:     Office, Warehouse
                              ---------------------------------------

A-2. EXHIBITS. The following Exhibits, and Riders, if any, are attached to this Lease after the signatures and are incorporated herein by reference thereto.

           Exhibit A - Depiction of Demised Premises.

           Exhibit B - Legal Description of Parcel

           Exhibit C - Description of Leasehold Improvement to be Constructed

           Exhibit D - Recording Information as to Declaration of Covenants
                       and Restrictions.

           Exhibit E - Rules and Regulations

           Exhibit F - Hazardous Material Questionnaire

           Rider Nos.  1      through  1     , inclusive.
                      -------         -------

A-3. PREAMBLE. Landlord hereby leases to Tenant the space depicted on Exhibit A of this Lease (the "Demised Premises"), being that portion of the Building, including the "Improvements" as hereinafter defined, extending from the top surface of sub-floor below Tenant's floor space to the bottom surface of ceilings above Tenant's floor space, but excluding the common stairways, stairwells, hallways, accessways, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and if Tenant's floor space includes less than the entire rental area of any floor, the Demised Premises shall exclude the remainder of the Floor Common Areas as defined below. The Demised Premises are located on that certain real property more particularly described in Exhibit "B" of this Lease ("the Parcel"). See Rider No. 1.

A-4. COMMON AREAS. Tenant has the right to use in common with other tenants in the Building, subject to the restrictions set forth herein and in Article J hereof, the following areas appurtenant to the Demised Premises.

          (a) BUILDING COMMON AREAS. The common stairways and accessways, loading docks and platforms and passageways thereto, and the common pipes, ducts, conduits, wires and appurtenant equipment serving the Demised Premises;

          (b) FLOOR COMMON AREAS. If the Demised Premises include less than the entire rentable area of any floor, the common lobbies, hallways, toilets and other common facilities; if any, and

          (c) LAND COMMON AREAS. Common walkways, sidewalks, and driveways necessary for access to the Building and parking spaces or areas from time to time maintained on the Parcel and to the extent from time to time arranged by Landlord, on adjacent real property.

A-5. LANDLORD'S RESERVED RIGHTS IN COMMON AREAS. Landlord reserves the right from time to time, without unreasonable interference with Tenant's use:

          (a) BUILDING CHANGES. To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Demised Premises which are so located elsewhere outside the Demised Premises;

          (b)  BOUNDARY CHANGES. To change the lines of the parcel; and

          (c) FACILITY CHANGES. To alter or relocate any other common facility other than exclusive parking for Tenant; provided, however, that substitutions are substantially equivalent or better in quality.


                                   ARTICLE B

                            LEASEHOLD IMPROVEMENTS

     Landlord shall improve the Demised Premises with the Leasehold Improvements described in Exhibit C to this Lease. The Demised Premises shall be deemed to be ready for occupancy ("Ready for Occupancy") when the architect or engineer in charge of construction (or, if none, Landlord's construction representative) certifies (a) that the work of construction of the Leasehold Improvements has been substantially completed in accordance with the approved plans (if any) therefor, and (b) the date of such completion and the municipality issues a certificate of occupancy. If, Tenant shall delay in performing any of its responsibilities in connection with the work of construction, including but not limited to approval of plans, or shall otherwise interfere with the commencement of the Term of this Lease ("Tenant Delays") Landlord shall notify Tenant in writing of the date Landlord determines the Demised Premises would have been Ready for Occupancy if not for such Tenant Delays, and the Term of the Lease shall be deemed to commence effective as of said date. By taking possession of the Demised Premises, Tenant accepts said Leasehold Improvements as completed or as substantially completed, and in the latter case, after consultation with Tenant, Landlord shall provide Tenant with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Tenant and which items Landlord shall complete and/or correct promptly thereafter. Said Leasehold Improvements are sometimes hereafter referred to in this Lease as the "Improvements." See Rider No. ].

                                   ARTICLE C

                                     TERM

     The Term of this Lease shall commence upon the date ("Commencement Date") which is the earlier of the following two dates: (a) The date on which the Demised Premises are Ready for Occupancy, as set forth in Article B above; or
(b) The date upon which Tenant actually commences to do business on the Demised Premises with Landlord's written consent. The Term of this Lease shall, unless terminated sooner in accordance with the terms of this Lease, expire at the end of the period set forth in Section A-1 (e) above measuring from the Commencement Date; provided that if such period ends on a day other than the last day of a calendar month, the Term shall expire upon the last day of such calendar month. Tenant agrees to execute upon request by Landlord a written confirmation of the Commencement Date.

                                   ARTICLE D

                                     RENT

D-1. FIXED RENT. Tenant shall pay the Fixed Rent to Landlord in advance upon the first day of each calendar month of the Term, at Landlord's address or at such other place designated by Landlord in a notice to Tenant, without any prior demand therefor and without any deduction or setoff whatsoever except as otherwise set forth in this Lease. If the Term shall commence on a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date of the Term, a pro rata portion of the Fixed Rent, prorated on a per diem basis, with respect to the portions of the fractional calendar month included in the Term.

D-2. ADDITIONAL RENT. Tenant shall pay to Landlord as additional rent under this Lease ("Additional Rent"): (a) amounts required to be paid as "Costs of Operation and Maintenance" pursuant to Section D-3 below, (b) amounts required to be paid as "Taxes" pursuant to Article E below, and (c) amortization of all costs, including financing costs, for capital expenditures required by a governmental entity for energy conservation, life safety or other purposes. Except as otherwise expressly provided in Section D-3 and Article E, Tenant shall pay Additional Rent upon written demand by Landlord, including payment on an impound basis if requested in writing by Landlord. "Rent" shall mean Fixed Rent and Additional Rent. See Rider No. 1.

D-3. TENANT'S PROPORTIONATE SHARE OF COST OF OPERATION AND MAINTENANCE. Tenant shall pay to Landlord Additional Rent as follows:

          (a) COSTS OF OPERATION AND MAINTENANCE. The term "Costs of Operation and Maintenance" as used in this Lease shall be deemed to mean those expenses incurred by Landlord with respect to the operation and maintenance of the Building and the Parcel which, in accordance with accepted principles of sound accounting practice as applied to the operation, maintenance and security of a first-class industrial building, are properly chargeable to the operation and maintenance of the Building and the Parcel, which costs shall include, without limitation, costs of Landlord's maintenance and repair obligations under Section G-3 of this Lease, all costs assessed against the Building and/or the Parcel pursuant to the Declaration of Covenants, Conditions and Restrictions for the maintenance and repair of the common areas of the development in which the Parcel is located, supplies, compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Building or the Parcel but excluding executive salaries above the grade of Project Superintendent; depreciation or rental of personal property used in maintenance; the insurance required by Section F-1 of this Lease, all Impositions as defined in Sections E-1 through E-5 of this Lease; and other charges directly related to the operation and maintenance of the Building and the Parcel. "Costs of Operations and Maintenance" shall specifically exclude any expenses for which Landlord is compensated through proceeds from insurance, leasing commissions, advertising and promotion expenditures, legal and auditing fees other than reasonable legal and auditing fees necessarily incurred in connection with the maintenance and operation of the Building and the Parcel and all expenditures for capital improvements and repairs and for such other purposes which are either the express financial responsibility of the Landlord under the Lease or which are to be paid by Tenant separately in accordance with procedures otherwise set forth in this Lease; and


          (b) PROPORTIONATE SHARE AND PAYMENT. Tenant shall pay a sum equal to Tenant's Proportionate Share of the Costs of Operation and Maintenance during the Term of this Lease as set forth in clause (a) of Section D-3 above same shall be incurred as a direct result of Tenant's disproportionate a direct result of any other Tenant's disproportionate use of the Building and Parcel in which event Tenant's Proportionate Share of the Costs of Operation and Maintenance shall be equitably increased or reduced as applicable. Landlord shall have the right from time to time to estimate and collect from Tenant in advance on a monthly basis, Tenant's Proportionate Share of the Costs of Operation and Maintenance estimated to be incurred by Landlord during each full or partial calendar year of the Term. Tenant shall remit, on the first day of each and every calendar month, one-twelfth (1/12) of such estimate as determined by Landlord of Tenant's Proportionate Share of such Costs of Operation and Maintenance as Additional Rent under this Lease. On or before the Commencement Date of this Lease and thereafter within ninety (90) days following the end of each full or partial calendar year during the Term, Landlord shall provide the Tenant with a statement as to the actual Costs of Operation and Maintenance incurred during the calendar year in question, and the parties shall within thirty (30) days thereafter make payment or allowances necessary to adjust Tenant's estimated payments to the actual Tenant's Proportionate Share of such Costs of Operation and Maintenance as evidenced by the foregoing statement. If Landlord shall determine at any time that the estimate of Tenant's Proportionate Share of the Costs of Operation and Maintenance for the balance of the current calendar year, is or will become, inadequate to meet all such costs and expenses for any reason, Landlord shall immediately determine the approximate amount of such deficiency and in addition to the regular periodic payment of Tenant's Proportionate Share of such previously estimated Costs of Operation and Maintenance, Landlord shall have the right to collect from Tenant in advance on a monthly basis over the balance of the current calendar year, the full amount of such estimated deficiency. Not more than once in any twelve (12) month period, Tenant shall have the right at its sole cost to review Landlord's books and records relating to Costs of Operation and Maintenance by written request to Landlord.

                                   ARTICLE E

                                     TAXES

E-1. TENANT'S OBLIGATION. Subject to Section E-3 below, Tenant shall pay, before any fine, penalty, interest or cost is incurred, all taxes, including, without limitation, real estate taxes, rental taxes, all taxes which may be levied in charges, or levies, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services or benefits (hereinafter collectively referred to as "Taxes"), which are assessed, levied, confirmed, imposed or which become a lien upon the Demised Premises or become payable with respect to a period of time occurring within the Term, excepting only taxes levied on or computed by reference to the Landlord's net income as a whole; provided, however, that any Taxes shall be prorated between Landlord and Tenant so that Tenant shall pay only that portion thereof which the part of such period within the Term bears to the entire period. Any such sum payable by Tenant, which would not otherwise be due until after the date of the termination of this Lease, shall be paid by Tenant to Landlord upon such termination.

      As used herein, the term "Taxes" shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Demised Premises, including, but not limited to, the following:

          (a) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, it being acknowledged by Tenant and Landlord that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of "Taxes" for the purposes of this Lease;

          (b) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Demised Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant or the Demised Premises, or any portion thereof; and

          (c) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party which creates or transfers an interest or an estate in the Demised Premises.

          Further, in regard to this Section E-1, Landlord shall provide Tenant with a copy of any notice of any "Tax" with respect to the Demised Premises which Landlord receive together with an instruction as to whether to pay such Tax to Landlord or to the governmental agency imposing the Tax. Such payment shall be made by Tenant not later than ten (10) days after receipt by Tenant of such notice from Landlord. Tenant shall not be obligated to pay for any Taxes of which it has not received a notice either from Landlord or directly from the governmental agency imposing the Tax. See Rider No. 1.

E-2. INSTALLMENT ELECTION. In the case of any Taxes which may be evidenced by improvement or other bonds, or which may be paid in annual or other periodic installments, so long as Tenant is not in default hereunder, Tenant may elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law, subject, however, to Tenant's obligation during the Term hereof to pay each and every installment of principal, interest and charges on said deferred obligation from time to time, prior to the date of delinquency thereof.

E-3. LIMITATION. Nothing contained in this Lease shall require Tenant to pay any federal or state income, franchise, corporate, estate, inheritance, succession or transfer tax of Landlord.

E-4. LANDLORD'S RIGHT. If any Tax is not paid as required by this Article E, then, at its sole option, Landlord may, but shall not be required to, pay the same and shall be entitled to repayment by Tenant as Additional Rent.

E-5. PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and upon the Demised Premises by Tenant.

                                   ARTICLE F

                            INSURANCE AND INDEMNITY

F-1. COVERAGE. The following insurance shall be carried protecting Landlord and any mortgagee of the Demised Premises and first payable in case of loss to such holders or mortgages of the Demised Premises as Landlord may from time to time require:

      (a) Insurance providing for payment of replacement costs against damage by fire, extended coverage perils, vandalism and malicious mischief perils and boiler and machinery accident, if applicable (including, without limitation, cost of debris removal and demolition), in an amount not less than ninety percent (90%) of the replacement cost of the Demised Premises. Said costs shall be determined by agreement or appraisal made at the expense of Tenant by an accredited insurance appraiser approved by Landlord. Said agreement or appraisal may be required from time to time by either party whenever alterations or additions increasing value have been made, or three (3) years have elapsed since the last such agreement or appraisal;

      (b) Insurance against damage by such other perils as Landlord, or any mortgage lending institution holding a mortgage on the Demised Premises (or mortgage lending institutions generally) may, from time to time, require in case of similar properties and in such amounts;

      (c) Insurance against abatement or loss of rent in case of fire or other casualty required to be insured against pursuant to Subsections F-1 (a) and F-1(b) hereof in an amount at least equal to the Fixed Rent, Additional Rent and maintenance expenses to be made by Tenant during one (1) year next ensuring as reasonably determined by Landlord; and

      (d) Landlord's comprehensive general liability insurance with limits at least as high as the limits set forth in Subsection A-1 of this Lease, or such higher limits as Landlord may reasonably require in case of increase in risk.

F-2. INSURANCE POLICIES. Landlord shall obtain all insurance required pursuant to Section F-1 hereof, and Tenant shall pay the cost thereof, upon demand, as Additional Rent. All insurance required by the provisions of Section F-1 hereof shall be written with companies reasonably satisfactory to Landlord and in the forms customarily in use from time to time in the locality of the Demised Premises. Landlord shall deposit with holders of mortgages encumbering the Parcel insurance policies, duplicates or certificates as such holders may require and shall provide Tenant with a copy of all such certificates of insurance Said policies or certificates shall provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days' prior written notice to Landlord and such mortgagees. Unless Landlord advises Tenant to the contrary in writing, such policies carried by Landlord shall have a $1,000 deductible clause and Tenant shall self-insure to the extent of said $1,000.

F-3. TENANT'S GENERAL LIABILITY INSURANCE. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term a policy or policies of comprehensive general liability insurance, written by an insurance company approved by Landlord, in form customary to the locality, insuring Tenant's activities with respect to the Demised Premises against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Demised Premises, with limits of not less than those set forth in Subsection A-1 hereinabove including coverage of the liability of Tenant under the provisions of Section F-8 hereinbelow. Each such policy shall name Landlord and Landlord's mortgagees as additional insured and shall contain the following provision: "Such insurance as afforded by this policy for the benefit of Landlord shall be primary as respects any claims, losses or liabilities arising out of the use of the Demised Premises by Tenant or by Tenant's operation and any insurance carried by Landlord shall be excess and non-contributing." If at any time during the Term, Tenant shall have in full force and effect a blanket policy of general liability insurance with the same coverage for the Demised Premises with coverage to include personal injury, bodily injury, broad form property damage, premises/operations, owner's protective coverage, blanket contractual liability, products and completed operations liability, and owned/non-owned auto liability and provisions for cross liability as described above, as well as coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirement hereof.

F-4. TENANT'S PROPERTY INSURANCE. Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and Tenant's leasehold improvements, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage unless due to Landlord's gross negligence or willful misconduct Tenant shall maintain the following coverage with respect to such items during the Term of this Lease, the proceeds of which shall be used by Tenant for repair and replacement of the property so incurred:

      (a) Against fire, extended coverage, vandalism, malicious mischief and all risks, upon property of every description and kind owned by Tenant and located within the Demised Premises or for which Tenant is legally liable, or except for real property improvements installed by Landlord prior to the commencement of the Term, installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, including Tenant improvements and betterments, fixtures and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof;

      (b) Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all Tenant's leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by the Tenant or by others (other than Landlord) on behalf of Tenant in the Demised Premises, or relating to or serving the Demised Premises;

      (c) Loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Demised Premises as a result of such perils; and

      (d) Worker's compensation insurance covering all Tenant's employees working in the Demised Premises.

F-5. TENANT'S INSURANCE CERTIFICATES. Tenant shall furnish to Landlord, upon the date of commencement of the Term of this Lease and thereafter within thirty
(30) days prior to the expiration of each such policy, a certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days' prior written notice by registered mail to the parties named as insureds in this Section F-5. Landlord, its successors and assigns, and any entities holding any interest in the Demised Premises, including, without limitation, any ground lessor and the holder of any fee or leasehold mortgage, shall be named as insureds under each such policy of insurance except worker's compensation insurance, which insurance shall be maintained by Tenant pursuant to this Lease.

F-6. TENANT'S FAILURE. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. This Section F-6 shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other provision of this Lease. Nothing in this Article F shall require Tenant to obtain insurance for leasehold improvements installed by Landlord.

F-7. WAIVER OF SUBROGATION. All insurance as required by Section F-1(a)(b)(c) and F-4 carried by either party, shall include provisions denying to the insurer acquisition by subrogation of rights of recovery against the other party to the extent the rights have been waived by the insured prior to occurrence of loss or injury. The other party shall be entitled to have certificates of the policies containing such provisions. Tenant shall not acquire as an insured under any insurance on the Building, or as a payee of any such insurance proceeds, any right to participate in the adjustment of loss or to receive the proceeds except as specifically provided in Section K-1. Each party, notwithstanding any provisions of this Lease to the contrary, waives any rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing provisions denying to the insurer acquisition of rights by subrogation.

F-8. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and hold Landlord and the Demised Premises harmless from and against (a) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of any injury to any person or persons or any damage to any property as a result of any accident or other occurrence during the Term of this Lease occasioned by any act or omission of the Tenant, its officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors, invitees or permittees, or arising from or growing out of the use, maintenance, occupation or operation of the Demised Premises during the Term of this Lease, and (b) all legal costs and charges, including, without limitation, attorneys' fees, incurred with respect to any of such matters and the defense of any action out of the same or in discharging the Demised Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant; provided, however, that Tenants shall not be required to indemnify Landlord for any damage or injury of any kind arising as the result of Landlord's grossly negligent or willful acts or those of its agents or employees.

F-9. DISTRIBUTION OF AWARD. In the event of damage to or destruction of the Demised Premises entitling Landlord to terminate this Lease pursuant to Article K hereinbelow, and if Landlord terminates this Lease, Tenant will immediately pay to Landlord all of Tenant's insurance proceeds, if any, relating to the unamortized portion, if any Tenant's leasehold improvements and alterations (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) installed at Landlord's expense in the Demised Premises.

                                   ARTICLE G

                     REPAIRS, MAINTENANCE AND ALTERATIONS

G-1. TENANT REPAIRS AND MAINTENANCE. In addition to the payments to be made by Tenant pursuant to Section D-3 hereof, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Demised Premises, including, without limitation, all floors except latent construction defects, subfloors, floor coverings, windows, ceilings, skylights, interior walls, fixtures, doors, electrical and lighting equipment, plumbing, heating, ventilating, air conditioning (Tenant shall procure and maintain, at Tenant's expense, an HVAC maintenance contract, a copy of which shall be delivered to Landlord), loading areas, signs, and all other portions of the Demised Premises not maintained by Landlord pursuant to Section G-3 below, in all respects in good repair and in a clean and safe condition, and if impractical to repair, then the foregoing items shall be replaced. Tenant shall, at Tenant's sole cost and expense, immediately upon breakage, replace all glass in the Demised Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced. Notwithstanding the foregoing. If Tenant is not properly performing any such maintenance or repair responsibilities, Landlord shall have the option to assume any or all of the foregoing maintenance and repair responsibilities and to require Tenant to reimburse Landlord, as Additional Rent, for the cost of all such services, together with an accounting and management services fee of ten percent (10%) of the cost of such services.

G-2. LANDLORD'S RIGHTS. If Tenant fails to perform Tenant's obligations under Section G-1, or under any other provision of this Lease, or if Landlord otherwise deems it reasonably necessary to do so, Landlord shall have the option to enter upon the Demised Premises after ten (10) days' prior written notice to Tenant, or in the case of any emergency immediately with such notice, if any, as is possible under the circumstances, in order to perform such obligations on Tenant's behalf and put the Demised Premises in good order, condition, and repair. The cost of such performance by Landlord together with interest thereon at the Default Rate then allowable by law shall become due and payable as Additional Rent to Landlord.

G-3. LANDLORD REPAIR AND MAINTENANCE. Except as may be attributable to the Tenant's negligence or willful misconduct or breach of its obligations hereunder, Landlord shall keep and maintain in good condition and repair the foundation, exterior walls, structural elements and the roof structure and roof skin of the Building. In addition, Landlord will maintain the driveways, sidewalks, walkways, parking lots, fences, lawns and landscaping on the Parcel. "Costs of Operation and Maintenance" (as defined in Section D-3 hereof) shall include all expenses incurred by Landlord pursuant to this Section G-3. (except the structural responsibilities of Landlord described above). Except for the obligations of Landlord hereunder and under Article K (Damage or Destruction) and Article L (Eminent Domain), it is intended by the parties to this Lease that Landlord have no additional obligations to repair and maintain the Demised Premises or the equipment therein, all of which other obligations are intended to be those of the Tenant under Section G-1. Tenant expressly waives the benefit of any statute or regulation which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Demised Premises in good order, condition and repair. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Demised Premises except due to Landlord's gross negligence or willful misconduct; provided, however, that Landlord shall be responsible for latent defects of construction in the building floor slab. Tenant waives any right to make repairs at the expense of Landlord under any law, statute or ordinance now or hereafter in effect.

G-4.  ALTERATIONS.

      (a) INSTALLATION AND REMOVAL. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions, including, without limitation, the installation of lighting fixtures, space heaters, air conditioning, electrical equipment, power panels, plumbing, carpeting, window coverings, air lines and fencing or changes to the exterior paint or type of exterior materials (collectively "Alterations"), in, on or about the Demised Premises, except for interior non-structural alterations not exceeding $10,000 in cost. In no event shall Tenant be entitled to penetrate the exterior or roof of the Building with respect to any alteration without Landlord's prior written approval. As a condition to any approval by Landlord of any such alterations or improvements, Landlord may at the time of the request require that Tenant remove any or all of said Alterations at the expiration of the Term and restore the Demised Premises to their condition prior to Tenant's installing Alterations. Should Tenant make any Alterations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

      (b) PLANS AND PERMITS. Any Alterations in or about the Demised Premises that Tenant shall desire to make and which require the consent of the Landlord shall be presented to the Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant's acquiring a permit to perform such Alterations from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. In considering whether or not to issue Landlord's prior written consent to any Alterations, Landlord shall have the right to require Tenant to take all reasonable necessary steps to avoid potential mechanics' or materialmen's liens, which rights shall include, but not be limited to, requiring Tenant to obtain a payment or performance bond (only with respect to improvements costing in excess of $100,000) requiring that Tenant use only creditworthy subcontractors, requiring that Tenant obtain lien releases during the progress of construction and requiring that Tenant hold back a percentage of the cost of construction until lien free completion has occurred. Tenant shall reimburse to Landlord, on demand, Landlord's reasonable costs of review and approval of such plans and permits, including any out-of-pocket costs incurred by Landlord for any third party services contracted by Landlord to assist Landlord in connection with its work of review and approval.

     (c) EXPIRATION OF TERM. Unless Landlord requires their removal, as set forth in Subsection G-4(a), all Alterations which may be made on the Demised Premises shall become the property of surrendered with the Demised Premises at the expiration of the Term. Notwithstanding the provision of this Subsection G-4(c), Tenant's machinery and equipment (including the bin mezzanine) other than that which is affixed to the Demised Premises so that it cannot be removed without material damage to the Demised Premises, shall remain the property of the Tenant and shall be removed by Tenant. Subject to the foregoing, on the last day of the Term hereof, or on any sooner termination, Tenant shall surrender the Demised Premises, including but not limited to all buildings, equipment, landscaping, driveways, walkways and parking lots, to Landlord to the extent provided by Landlord in the same condition as when received, broom clean, ordinary wear and tear and casualty excepted. Tenant shall repair any damage to the Demised Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to this Subsection G-4(c), which repair shall include the patching and filling of holes and repair of structural damage. Notwithstanding anything to the contrary stated or implied elsewhere in this Lease, Tenant shall leave all power panels, electrical systems, lighting fixtures, plumbing, space heaters, air conditioning, air lines, and fencing on the Demised Premises in good operating condition.

G-5. INSPECTION OF LEASED PREMISES. Landlord, at reasonable times, with prior notice may go upon and into the Demised Premises for the purpose of inspecting the same for the purpose of inspecting the performance by Tenant of the terms and conditions hereof, and/or for the purpose of affixing reasonable signs and displays and showing the Demised Premises to prospective purchasers, tenants and lenders.

G-6. WORKMANLIKE QUALITY. All repairs, alterations, additions, and restoration by Landlord or Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, by-laws, regulations and order of applicable governmental authority and of the insurers of the Building.

G-7. LIENS. Tenant shall promptly pay and discharge all claims for services, supplies, labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Demised Premises excluding original improvements installed by Landlord pursuant to Exhibit C which claims are or may be secured by any mechanics' or materialmen's lien against the Demised Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' written notice prior to the commencement of any work in the Demised Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Demised Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien claim or demand then Tenant shall at its sole expense defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Demised Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond or other security satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Demised Premises free from the effect of such lien or claim. If any such lien is filed and Tenant has not provided security as described above Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien and Tenant shall pay Landlord as Additional Rent any such amounts expended by Landlord together with interest thereon at the Default Rate from the date of expenditure and other remedies of Landlord not waived.

G-8. SURRENDER. On the last day of the termination, Tenant shall surrender the Demised same condition as when received, broom clean, ordinary wear and tear and casualty excepted. Tenant shall repair any damage to the Demised Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment as more particularly provided in Article H hereinbelow, which repair shall include but not be limited to the patching and filling of holes within the Demised Premises, repair of structural damage, and resurfacing of the parking areas if the parking areas require the filling of holes or the patching of broken-up material. All penetrations of the roof made by or at the request of Tenant shall be resealed and water-tight. In no event may Tenant remove from the Demised Premises any mechanical or electrical systems, including heating or ventilating, air lines, power panels, electrical distribution system, lighting fixtures, space heaters, air conditioning, plumbing and fencing, unless Landlord specifically permits such removal in writing.

                                   ARTICLE H

                    TENANT'S FIXTURES AND PERSONAL PROPERTY

Except as may be otherwise provided in Section G-4 above, Tenant, at Tenant's sole cost and expense, may install any necessary trade fixtures, equipment and furniture in the improvements, provided that such items are installed and are removable without damage to the structure of the Building. Landlord reserves the right to approve or disapprove curtains, draperies, shades, paint, or other interior improvements visible from outside the Building on wholly aesthetic grounds. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be removed by Tenant upon expiration of the Term, or earlier termination of this Lease. Upon Landlord's prior written approval, Tenant may install temporary improvements in the Demised Premises, provided that such temporary improvements are installed and are removable without damage to the structure of the Building. Such temporary improvements shall remain the property of Tenant and shall be removed by Tenant upon expiration of the Term, or earlier termination of this Lease. Tenant shall repair, at its sole cost and expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items on termination of this Lease, Landlord may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law.

                                   ARTICLE I

                            UTILITIES AND EASEMENTS

I-1. UTILITIES. Tenant shall be solely responsible for and shall promptly pay all charges for heat, water, gas, electricity and any other utilities used or consumed on the Demised Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service unless due to Landlord's gross negligence or willful misconduct nor shall any such interruption or curtailment constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder. In the event that any utility provided to the Demised Premises is not currently metered separately to the Demised Premises, Landlord shall allocate on a equitable basis the charges for such utility as a "Cost of Operation and Maintenance" pursuant to Section D-3 of this Lease. In the event that, in Landlord's reasonable determination, Landlord shall elect to cause any utility to be separately metered to the Demised Premises, the costs thereof shall be paid by Tenant as Additional Rent. Tenant shall have the right to install a submeter at its own cost and expense.

I-2. EASEMENTS. Landlord reserves the right to grant easements on the Parcel, make boundary adjustments to the Parcel, and to dedicate for public use portions of the Parcel, without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Demised Premises, the Tenant's exclusive parking or access to the Premises or otherwise cause Tenant to incur cost or expense. From time to time upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord in accordance with Landlord's instructions any and all documents or instruments necessary to effect Tenant's covenants herein.

                                   ARTICLE J

                                USE OF PREMISES

J-1. GENERAL. The Demised Premises shall be used for the uses consistent with the Declaration of Covenants and Restrictions and any supplement thereto. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of the Declaration of Covenants and Restrictions as described in Exhibit D to this Lease, the Rules and regulations attached as Exhibit E to the Lease, and all requirements of municipal, county state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Demised Premises, including without limitation, any certificate of occupancy, shall not permit outside storage or dumping of waste or refuse nor permit any harmful materials to be placed in any drainage system or sanitary system, shall secure all necessary permits for the use of the Demised Premises and shall faithfully observe, in the use of the Demised Premises, all municipal and county ordinances and state and federal statutes now in force, or which may hereafter be in force. Tenant in its use and occupancy of the Demised Premises shall not commit waste, nor overload the walls, ceilings, roof, floors or structure, nor subject the Demised Premises to any use which would tend to damage any portion thereof, nor permit any nuisance therein or thereupon such as offensive sound, light or odor.

J-2. SIGNS. Any sign placed or erected by Tenant on the Demised Premises, except those not visible from the exterior of the Demised Premises, shall be in full compliance with the sign program for the development in which the Building is located, and shall contain only Tenant's name or the name of any affiliate of Tenant actually occupying the Demised Premises, and shall not contain any advertising matter. No such sign shall be erected until Tenant has obtained Landlord's written approval of the location, materials, size, design and content thereof and any necessary permit therefor. Tenant shall remove any such sign upon termination of this Lease and shall return the Demised Premises to their condition prior to the placement or erection of said sign.

J-3.  PARKING AND USE OF COMMON AREAS AND FACILITIES.

      (a) Landlord hereby grants to Tenant and its successors and assigns, a non-exclusive license and right for Tenant and its permitted subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Demised Premises and their respective customers, guests, licensees, invitees, subtenants, employees and agents to use the Common Areas for vehicular parking, for pedestrian and vehicular ingress, egress and travel, and for such other purposes as may be provided for, authorized and/or permitted by the Declaration of Covenants, Conditions and Restrictions, such non-exclusive license and right to be appurtenant to Tenant's leasehold estate in and to the Demised Premises created by this Lease. The non-exclusive license and right granted pursuant to the provisions of this Paragraph shall be subject to the Declaration of Covenants, Conditions and Restrictions and the provisions of this Lease.

      (b) USE OF COMMON AREAS. Nothing to the contrary herein, Tenant agrees for itself and for its successors, assigns, employees, and agents that it and they shall use the Common Areas only for the purposes permitted hereby. It is understood that all uses permitted within the Common Areas shall be undertaken with reason and judgment so as not to interfere with the primary use of said Common Areas which is to provide parking and vehicular and pedestrian access throughout the Common Areas and to adjacent public streets for the Landlord, its tenants, subtenants and all persons, firms and corporations conducting business within the Demised Premises and their respective customers, guests, and licensees. In no event shall Tenant erect or cause to be erected any structure, building, trailer, fence, wall, signs or other obstructions on the Common Areas, nor shall Tenant store or sell any merchandise, equipment and/or materials on the Common Areas.

      (c)  CONTROL AND MAINTENANCE OF COMMON AREAS.

           (i) Subject to provisions of the Declaration of Covenants, Conditions and Restrictions, and except as provided below, it is understood and agreed that all Common Areas and all improvements located from time to time within such Common Areas are for the general use, in common, of the Landlord and its tenants and subtenants and all persons, firms and corporations conducting business in the Demised Premises and their respective customers, guests, licensees, invitees, employees and agents, and shall at all times be subject to the exclusive control and management of the Landlord.

           (ii) Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Areas; to police the Common Areas from time to time; to change the area, level, location and arrangement of the parking areas and other improvements within the Common Areas other than in the exclusive parking area without Tenant's prior consent to restrict parking by tenants, their officers, agents and employees to employee parking areas; to reserve certain portions of the Common Areas (including parking spaces) for a particular manner of use or for use by specific tenants of the Building; to enforce parking charges by operation of meters or otherwise if required to do so by any governmental entity; to close all or any portion of the Common Areas or improvements therein to such extent as may, in the opinion of counsel for Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Common Areas and/or the improvements thereon; to discourage non-customer parking; and to do and perform such other acts in and to said Common Areas and improvements thereon as, in the use of good business judgment, Landlord shall determine to be advisable.

           (iii) Subject to the provisions of the Declaration of Covenants, Conditions and Restrictions, Landlord shall have the full right and authority (but not the obligation) to employ or cause to be employed all personnel and to make or cause to be made all rules and regulations pertaining to or necessary for the proper operation and maintenance of the Common Areas and the improvements located thereon. The current rules and regulations pertaining to the Building and the Parcel ("Rules and Regulations") are attached hereto as Exhibit E. Such Rules and Regulations are subject to addition, deletion and modification by Landlord from time to time provided that such changes are nondiscriminatory as to Tenant and further provided that copies of such revisions are delivered to Tenant and not enforced in a discriminatory manner.

           (iv) Any use of the Common Areas in violation of the restrictions set forth hereinabove shall constitute a material default under this Lease.

      (d) PARKING ACCESS. In addition to the general obligation of Tenant to comply with laws, and without limitation thereof, Landlord shall not be liable to Tenant nor shall this Lease be affected if any parking privileges appurtenant to the Demised Premises are impaired by reason of any moratorium, initiative, referendum, statute, regulation, or other governmental decree or action, or by any flooding of the parking areas, which could in any manner prevent or limit the parking rights of Tenant hereunder. Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Demised Premises shall be considered as Taxes and shall be payable by Tenant under the provisions of Article E hereinabove.

                                   ARTICLE K

                             DAMAGE OR DESTRUCTION

K-1. RECONSTRUCTION. If the improvements are damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction; provided that any damage which is estimated in good faith by Landlord to be under $5,000 shall be repaired by Tenant, and Landlord shall reimburse Tenant upon demand for expenses incurred in such repair work to the extent of any proceeds received by Landlord from extended coverage insurance described in Section F-1.

K-2. RENT ABATEMENT. Rent due and payable hereunder shall be abated proportionately, during any period in which, by reason of any such damage or destruction, Tenant reasonably determines that there is substantial interference with the operation of Tenant's business in the Demised Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Demised Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with the substantial completion by Landlord of the work or repair or reconstruction which Landlord is obligated or undertakes to do. If it be determined that continuation of business is not practical pending reconstruction, all Rent due and payable hereunder shall abate to the extent the Premises is not in use until reconstruction is substantially completed or until business is totally or partially resumed, whichever is the earlier.

K-3. EXCESSIVE DAMAGE OR DESTRUCTION. If the Improvements are damaged or destroyed to the extent the Landlord determines that they cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after commencement of restoration work with respect to the damage or destruction, the sole right of both Landlord and Tenant shall be the option to terminate this Lease. Landlord shall determine whether the improvements can be fully repaired or restored within the one hundred eighty
(180) day period, and Landlord's determination shall be conclusive on Tenant. Landlord shall notify Tenant of its determination, in writing, within thirty
(30) days after the date of the damage or destruction. If Landlord determines that the improvements can be fully repaired or restored within the one hundred eight (180) day period, or if it is determined that such repair or restoration cannot be made within said period but neither party elects to terminate this Lease within thirty (30) days from the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

K-4. UNINSURED CASUALTY. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the improvements which damage or destruction is not fully covered by the insurance proceeds received by Landlord or which has not been insured under the insurance policies required under Section F-1 above, Landlord may terminate this Lease by written notice to Tenant, given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, this Lease shall remain in full force and effect and the Improvements shall be repaired and rebuilt in accordance with the provision for repair set forth in Section K-1 hereinabove. See Rider No. 1.

K-5. WAIVER. With respect to any destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article K, Tenant hereby waives all right to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law to tenants, except as otherwise expressly provided herein.

K-6. DAMAGE NEAR END OF TERM. If the Improvements are destroyed or materially damaged during the last twenty-four (24) months of the term of this Lease, Landlord may at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

                                   ARTICLE L

                                EMINENT DOMAIN

L-1. TOTAL CONDEMNATION OF DEMISED PREMISES. If the whole of the Demised Premises or access thereto is acquired or condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or quasi-public use or purpose ("Condemned"), then the Term shall terminate as of the date of title vesting in such proceeding, and Rent shall be adjusted to the date of termination. Tenant shall immediately notify Landlord of any such occurrence.

L-2. PARTIAL CONDEMNATION. If any part of the Demised Premises is partially Condemned, and such partial condemnation renders the Demised Premises unusable for the business of the Tenant, then the Term of the Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination. Tenant shall immediately notify Landlord of any such occurrence. If such condemnation is not extensive enough to render the Demised Premises unusable for the business of Tenant, then Landlord shall promptly restore the Demised Premises to a condition comparable to its condition immediately prior to such condemnation to the extent of any condemnation proceeds recovered by Landlord less the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting the Rent shall be reduced as reasonably determined by Landlord. If any parking areas are Condemned, Landlord has the option, but not the obligation, to supply Tenant with alternate parking or Tenant may terminate by not less than thirty (30) days prior written notice to Landlord.

L-3. LANDLORD'S AWARD. If the Demised Premises are wholly or partially Condemned, then, subject to the provision of Section L-4, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any right or claim in any part thereof from Landlord or the condemning authority.

L-4. TENANT'S AWARD. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensations as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all costs or loss (including loss of business) to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

L-5. TEMPORARY CONDEMNATION. If the whole or any part of the Demised Premises shall be Condemned for any temporary public or quasi-public use or purpose, this Lease shall remain in effect and Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term. Tenant shall immediately notify Landlord of any such occurrence. If a temporary condemnation remains in force at the expiration or earlier termination of this Lease, Tenant shall pay to Landlord a sum equal to the reasonable cost of performing any obligations required of Tenant by this Lease with respect to the surrender of the Demised Premises, including, without limitation, repairs and maintenance required, and upon such payment Tenant shall be excused from any such obligations. If a temporary condemnation is for an established period which extends beyond the Term, this Lease shall terminate as of the date of occupancy by the condemning authority, and the damages shall be as provided in Section L-3 and L-4 and Rent shall be adjusted to the date of such condemnation.

L-6. NOTICE AND EXECUTION. Landlord shall, immediately upon service of process in connection with any condemnation or potential condemnation, give Tenant's notice in writing thereof. Tenant shall immediately execute and deliver to Landlord all instruments that may be required to effect the provision of this Article L.

                                   ARTICLE M

                                    DEFAULT

M-1. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" on the part of Tenant with or without notice from Landlord:

      (b) PAYMENT. Failure to pay an installment of Rent or other monies due and payable hereunder upon the date when said payment is due, the failure continuing for a period of ten (10) days after written notice is delivered to Tenant that said payment is due delinquent

      (c) PERFORMANCE. Default in the performance of any of Tenant's covenants, agreements or obligations hereunder, except default in the payment of Rent or other monies, the default continuing for thirty (30) days after written notice thereof from Landlord; provided, that if the default can not be cured in thirty
(30) days, Tenant shall have such time as is reasonably required to complete such cure, but in no event to exceed sixty (60) days.

      (d) ASSIGNMENT. A general assignment by Tenant for the benefit of creditors; event to exceed sixty (60) days.

      (e) BANKRUPTCY. The filing of a voluntary petition in bankruptcy by Tenant, a voluntary petition for an arrangement, a voluntary or involuntary petition for reorganization, or the filling of an involuntary petition by Tenant's creditors, immediately unless involuntarily, in which case when the petition remains undischarged for a period of ninety (90) days;

      (f) RECEIVER. The appointment of a receiver to take possession of substantially all of Tenant's assets or of this leasehold, the receivership remaining undissolved for a period of ninety (90) days; or

      (g) ATTACHMENT. Attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or this leasehold, the attachment, execution or other seizure remaining undismissed or undischarged for a period of ninety (90) days after the levy thereof.

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

M-2.  LANDLORD'S REMEDIES.

      (a) ABANDONMENT. If Tenant vacates or abandons the Demised Premises, this Lease shall continue in effect. Landlord shall not be deemed to have terminated this Lease other than by written notice of termination from Landlord, and Landlord shall have all of the remedies of a landlord provided by the laws of the State in which the Demised Premises are located. At any time subsequent to vacation or abandonment of the Demised Premises by Tenant, Landlord may give notice of termination and shall thereafter have all of the rights hereinafter set forth.

      (b) TERMINATION. Following the occurrence of any Event of Default, Landlord shall have the right, so long as the default continues, to terminate this Lease by written notice to Tenant setting forth: (i) the default, (ii) the requirements to cure it, and (iii) a demand for possession, which shall be effective three (3) days after it is given or upon expiration of the time required by applicable law, whichever is later.

      (c) POSSESSION. Following termination under Subsection M-2(b), without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, Landlord may then or at any time thereafter (i) peaceably reenter the Demised Premises, or any part thereof, upon voluntary surrender by Tenant, or expel or remove Tenant therefrom together with any other persons occupying them, using such legal proceedings as are then available; (ii) again repossess and enjoy the Demised Premises, or relet the Demised Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the Term) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion shall determine, with the right to make reasonable alterations and repairs to the Demised Premises; and (iii) remove all property therefrom at Tenant's sole cost and expense, and all fixtures and Tenant's temporary improvements within the Demised Premises shall become the property of Landlord.

      (d) RECOVERY. Following termination under Subsection M-2(b), Landlord shall have all the rights and remedies of a landlord provided by the laws of the State in which the Demised Premises are located. The amount of damages which Landlord may recover following termination under Subsection M-2(b) shall include: (i) the worth at the time of award of any unpaid Rent which had been earned at the time of termination of Tenant's right to possession; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after the date of termination of Tenant's right to possession until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term, after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any and all other amounts, including court, attorney and collection costs, necessary to compensate Landlord for all detriment approximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth" as used for clauses (i) and (ii) in this subparagraph (d) is to be computed by allowing interest at the Default Rate as defined in Section Q-17 hereof. The "worth" as used for clause (iii) in this subparagraph (d) is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Demised Premises at the time of the award plus one percent (1%).

      (e) ADDITIONAL REMEDIES. In addition to the foregoing remedies, Landlord, shall, so long as this Lease is not terminated, have the right to remedy any default of Tenant, to maintain or improve the Demised Premises without terminating this Lease, to incur expenses on behalf of Tenant in seeking a new subtenant, or to cause a receiver to be appointed to administer the Demised Premises and new or existing subleases, and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Default Rate from the date of such expenditure until the same is repaid.

      (f) OTHER. If Tenant causes or threatens to cause a breach of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to repossess the Premises by forcible entry or unlawful detainer suit, otherwise, to enjoin such breach or threatened breach, and to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings and other remedies were not provided for in this Lease.

      (g) CUMULATIVE. Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

      (h) NO WAIVER. No failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not be construed to be a waiver of Landlord's right to recover damages under this Article M. Nothing in this Article M affects the right of Landlord to indemnification by Tenant in accordance with Section F-8 hereinabove for liability arising prior to the termination of this Lease for personal injuries or property damage.

                                   ARTICLE N

                           ASSIGNMENT AND SUBLETTING

N-1. PROHIBITION. Tenant shall not assign, mortgage, pledge or otherwise transfer this Lease, in whole or in part, nor sublet or permit occupancy by any party other than Tenant of all or any part of the Demised Premises, without the prior written consent of Landlord in each instance. Any purported Assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. As Additional Rent hereunder, Tenant shall reimburse Landlord for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting.

N-2.  LANDLORD'S OPTION.

      (a) SUBLESSEE OR ASSIGNEE DATA. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or sublessee, (ii) such information as to such sublessee's or assignee's financial responsibility and standing as Landlord may reasonably require, and (iii) all of the terms and conditions upon which the proposed assignment or subletting is to be made. Landlord shall have an option to cancel and terminate this Lease, if the request is to assign the Lease or to sublet all of the Demised Premises; or, if the request is to sublet in excess of one half (1/2) of the Demised Premises, to cancel and terminate this Lease with respect to such portion. Landlord may exercise said option in writing within thirty (30) days after its receipt from Tenant of such request, and in each case such cancellation or termination shall occur as of the date set forth in Landlord's notice of exercise of such option, which shall be not less than sixty
(60) days nor more than one hundred-twenty (120) days following the giving of such notice. See Rider No. 1

      (b) CANCELLATION. If Landlord shall exercise its option, Tenant shall surrender possession of the entire Demised Premises, or the portion thereof which is subject of the option, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Demised Premises at the expiration of the Term. If this Lease is canceled as to a portion of the Demised Premises only, the Fixed Rent after the date of cancellation shall be reduced ratably based upon the portion of the Demised Premises recaptured by Landlord.

      (c) NONCANCELLATION. If Landlord does not exercise its option to cancel this Lease pursuant to the foregoing provision, Landlord may withhold its consent to such assignment or subletting, as long as the withholding is not done unreasonably, and such consent shall be deemed reasonably withheld if the sublease/assignment and Tenant's sublessee/assignee do not comply with the provisions of Article N.

      (d) ASSUMPTION. No assignment shall be binding upon Landlord, any ground lessor or any mortgagee, unless Tenant shall deliver to Landlord an assignment in recordable form which contains an assumption by the assignee, but the failure or refusal of the assignee to execute such instrument or assumption shall not release or discharge assignee from liability as Tenant hereunder, provided that the terms and provisions of the assignment or subletting specifically make applicable to the assignee or sublessee all of the provisions of this Lease.

      (e) INDUCEMENT. Tenant understands and acknowledges that the option to terminate this Lease rather than approve the assignment thereof, or the subletting of all or a portion of the Demised Premises, as provided in this Section N-2, is a material inducement for Landlord's agreeing to lease the Demised Premises to Tenant upon the terms and conditions herein set forth.

N-3. EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION. If for any sublease or assignment, Tenant receives rent or other consideration, either initially or over the term of the sublease or assignment, in excess of the Rent called for hereunder, or in case of the sublease of a portion of the Demised Premises, in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, and less reasonable costs of subleasing, such as broker commissions and tenant improvements. Tenant shall pay to Landlord, as Additional Rent hereunder, one-half (1/2) of the excess of such payment of rent or other consideration received by Tenant promptly after Tenant's receipt.

N-4. SCOPE. The prohibition against assigning or subletting contained in this Article N shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease is assigned, or if the underlying beneficial interest of Tenant has transferred, or if the Demised Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupancy and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of Section N-3 hereof, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment and subletting, shall be joint and several with the assignee or sublessee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

N-5. WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by landlord to any assignee or sublessee, or the failure by landlord to take action against any assignee or sublessee, Tenant hereby waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

N-6. RELEASE. Whenever Landlord conveys its interest in the Parcel, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release. The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect the provisions of this Section N-6.

                                   ARTICLE O

               ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION

O-1. ESTOPPEL STATEMENT. Within ten (10) days after request therefor by Landlord, or, if on any sale, ground lease, assignment or hypothecation by Landlord of its interest in the Parcel or the Building, an estoppel statement shall be required from Tenant, Tenant shall deliver, in form satisfactory to Landlord and the requesting party, a certificate to any proposed mortgagee, beneficiary, ground lessor or purchaser, and/or if so requested to Landlord, certifying (if such be the case) that this Lease is in full force and effect (without modification except as disclosed therein), the Commencement Date hereof, that except as disclosed on such certificate, there are no material changes in the information disclosed to Landlord in the Hazardous Materials Questionnaire described in Section Q-21 (a) hereof, the date of Tenant's most recent payment of Rent, that there are no defenses or offsets outstanding, or stating those claimed by Tenant, and as to any other matters affecting the Lease and/or Tenant's occupancy of the Demised Premises as the requesting party has a legitimate interest in knowing. Tenant's failure to deliver said statement within the allotted time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect, without modification except as may be represented by Landlord,
(b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder, and (c) no more than one calendar month's Fixed Rent has been paid in advance, and shall further constitute an Event of Default under this Lease.

O-2. ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by the encumbering the Demised Premises, or any part thereof, or in the event of termination of the ground lease, if any, and if so requested, Tenant shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and shall recognize such purchaser as the Landlord under this Lease.

O-3. SUBORDINATION. The rights of Tenant hereunder are, and shall be, at the election of any mortgagee encumbering the Demised Premises, subject and subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Parcel, and to all advances made or hereafter to be made upon the security thereof; provided, however, that notwithstanding such subordination, so long as the Tenant herein is not in default under any of the terms, covenants and conditions of this Lease, and upon Tenant's covenanting that Tenant is not in default hereunder, neither this Lease nor any of the rights of Tenant hereunder shall be terminated or subject to termination by any trustee's sale by any action to enforce the security, or by any proceeding or action in foreclosure. If requested, Tenant agrees to execute whatever documentation may be required to further effect the provisions of this Section O-3. Landlord shall assist Tenant in obtaining Landlord's lender's form of and consent to a subordination and non-disturbance agreement.

                                   ARTICLE P

                                    NOTICES

All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the addresses for Landlord and Tenant indicated in Section A-1 hereof, or at such other place or places as either Landlord or Tenant may, from time to time, respectively designated in a written notice given to the other. Notices shall be deemed sufficiently served upon delivery if personally delivered, or four (4) days after the date of mailing thereof, if mailed.

                                   ARTICLE Q

                                 MISCELLANEOUS

Q-1. WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and in such event said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval to or of any subsequent similar acts.

Q-2. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

Q-3. INDIVIDUAL LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, joint venturers, directors, officers, shareholders or beneficial owners of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect to this Lease and will not seek recourse against the individual partners, joint venturers, directors, officers, shareholders or beneficial owners of Landlord or any of their personal assets for such satisfaction.

Q-4. ENTIRE AGREEMENT. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

Q-5.  TIME.  TIME IS OF THE ESSENCE FOR EACH AND EVERY PROVISION HEREOF.

Q-6. RECORDATION. Neither Landlord nor Tenant shall record this Lease nor permit the same to be recorded (including any short form hereof) without the written consent of the other.

Q-7. PROFESSIONAL FEES. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include, but not be limited to, actual professional fees such as accountants' fees, appraisers' fees and attorneys' fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, the prevailing party's actual professional fees such as accountants' fees, appraisers' fees and attorneys' fees and costs. Such professional fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action: (a) instituted by Tenant against third party or by any third party against Tenant, or by or against any person holding any interest under or using the Demised Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; and (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for Landlord's actual professional fees such as accountants' fees, appraisers' fees and attorneys' fees or costs incurred by Landlord in any such claim or action.

Q-8. CAPTIONS AND SECTION NUMBERS. The captions, section numbers, article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

Q-9. SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstances, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provision of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

Q-10. APPLICABLE LAW. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which the Demised Premises are located.

Q-11. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to Lease, and it is not effective as a Lease or otherwise until execution and delivery by both Landlord and Tenant.

Q-12. FINANCIAL STATEMENTS. At any time during the term of the Lease, Tenant shall, at Tenant's sole cost and expense, upon ten (10) days prior written notice from Landlord, provide Landlord, Landlord's lenders or any prospective purchaser of the Building or Parcel with a current financial statement and financial statements for each of the two years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. See Rider No. 1.

Q-13. SECURITY MEASURES. Tenant acknowledges that Rent payable to Landlord does not include the cost of guard service or other security measurers, and that Landlord has no obligation to provide such services or measures. Tenant assumes all responsibility, including costs, for the security of the Demised Premises and of Tenant, its agents or invitees.

Q-15. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit set forth in Section A-1 above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any Rent or other charge in default or for the payment of any other sum for which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said Security Deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said Security Deposit to the full amount stated in Section A-1 hereinabove, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep said Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said Security Deposit, or so much thereof as has not therefore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option to the last assignee of any of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Demised Premises. If the Fixed Rent shall increase, for any reason, and at any time during the Term of this Lease, Tenant shall thereupon deposit with Landlord an addition to the Security Deposit so that the total Security Deposit held by Landlord shall at all times bear the same proportion to the current Fixed Rent as the original Security Deposit bears to the original Fixed Rent.

Q-16. ADMINISTRATIVE CHARGES. As Additional Rent, Tenant shall pay to Landlord an overall administrative charge of five percent (5%) of any charge which Tenant is obligated to pay under this Lease and exclusive of taxes and insurance which Landlord pays on behalf of Tenant and for which Landlord subsequently bills Tenant. Also, Tenant shall pay to Landlord an administrative overhead charge for the supervision of the construction and installation of any additional improvements or alterations made to the Demised Premises during the term of this Lease.

Q-17. LATE PAYMENTS. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust affecting the Demised Premises. Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. In addition, if Tenant shall fail to remit said late payment and late charges to Landlord on or before thirty (30) days following the date such payment becomes due, said past due amounts shall thereafter accrue interest at the rate ("Default Rate") which is the lesser rate of the maximum rate permitted by law or three percent (3%) in excess of the prime rate (reference rate) announced from time to time by Bank of America, N.T. & S.A. from the date due. The parties hereby agree that such late charge and interest represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted in this Lease with respect to events of default.

Q-18. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to one hundred twenty percent (120%) of Landlord's then scheduled rental rate which would be applicable to the Demised Premises upon the date of such expiration, prorated on a daily basis, and otherwise subject to the terms, covenants and conditions herein specified so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Section Q-18 are in addition to and shall not affect Landlord's right to reentry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Demised Premises upon the expiration of this Lease despite a written request to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any claim made by any succeeding tenant founded upon or resulting from such failure to surrender.

Q-19. AUTHORITY. If Tenant is a corporation, trust or general or limited partnership, Tenant shall, prior to the commencement of the Term of the Lease but in no event later than thirty (30) days after execution of this Lease, deliver to Landlord satisfactory evidence of the signing authority of each individual executing this Lease on behalf of such entity.

Q-20. LANDLORD'S ACCESS. Landlord and Landlord's agents and employees shall have the right to enter the Demised Premises with reasonable notice at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders and making such alterations, repairs, improvements or additions to the Demised Premises as Landlord may deem reasonably necessary or desirable. Landlord may at any time during the last one hundred twenty (120) days of the Term of this Lease place on or about the Demised Premises any ordinary "For Sale" or "For Lease" signs all without rebate of rent or liability to Tenant.

Q-21.  HAZARDOUS MATERIALS.

          (a) USE, STORAGE, HANDLING AND DISPOSAL OF HAZARDOUS MATERIALS. Except as provided herein, Tenant shall neither cause nor permit any Hazardous Materials as such term is defined in subparagraph (h) of this Section Q-21 to be used, generated, stored, transported, handled or disposed of in or about the Demised Premises at any time during the Lease Term (such activities are hereinafter referred to as "Environmental Activities"). This prohibition shall extend to Tenant's employees, agents, contractors, sublessees, assignees, licensees, concessionaires and invitees (collectively referred to herein as "Tenant's Agents") and Tenant shall be responsible for assuring compliance by such persons with the foregoing prohibition. Notwithstanding the foregoing, and subject to Tenant's covenant to strictly comply with all "Hazardous Materials Laws" (as such term is defined in subparagraph (b) below) and all other terms and conditions of this Section Q-21, Tenant and Tenant's Agents may bring upon, keep and use in or about the Demised Premises (i) general office supplies typically used in an office area in the ordinary course of business, such as copier toner, liquid paper, glue, ink, and cleaning solvents, for use in the manner for which they were designed, in such amounts as may be normal for any office business operations conducted by Tenant on the Demised Premises, and (ii) only those Hazardous Materials described on the Hazardous Materials Questionnaire (as defined below) provided Tenant has delivered to Landlord (1) a description of handling, storage, use and disposal procedures and (2) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Hazardous Materials Laws and Landlord has approved the same. Any consent or approval by Landlord of Tenant's use or handling of Hazardous Materials shall not constitute an assumption of risk respecting the same nor a warranty or certification by Landlord that Tenant's proposed use and handling of Hazardous Materials is safe or reasonable or in compliance with Hazardous Materials Laws. Prior to the execution of this Lease, Tenant will complete, execute and deliver to Landlord a Hazardous Materials Questionnaire ("Hazardous Materials Questionnaire") in the form attached hereto as Exhibit F, which completed questionnaire will be deemed incorporated in this Lease, and Landlord shall be certified to rely fully on the information provided therein.

          Tenant may also use other Hazardous Materials in connection with its use of the Demised Premises if Tenant has received Landlord's prior written consent to the same. Landlord shall not unreasonably withhold its consent provided (i) Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Materials (A) are necessary or useful to Tenant's business; (B) will be monitored, used, stored, handled and disposed of in compliance with all laws, ordinances and regulations regulating such Hazardous Materials; (C) will not endanger any persons or property; and (D) will not invalidate or limit the coverage or increase the premiums of any insurance policy effecting or covering the Demised Premises, (ii) Tenant provides Landlord with such security deposit as may be reasonably required by Landlord to help secure Tenant's performance of its obligations under this Section Q-21, and (iii) Tenant satisfies any other requirements Landlord may reasonably impose with respect to the Tenant's use of the subject Hazardous Materials. In no event shall Tenant install any underground storage tank on the Demised Premises, and Tenant's installation of an underground storage tank shall be deemed an immediate incurrable default under the Lease. The Environmental Activities and Hazardous Materials which Landlord has consented to are described in the Hazardous Materials Questionnaire attached to this Lease. The absence of any Environmental Activities and Hazardous Materials from such questionnaire shall be conclusive evidence that such consent has not been given. No other form of consent, whether or not written, express or implied, shall be valid and enforceable as against Landlord. Notwithstanding the foregoing, Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Demised Premises.

     (b) COMPLIANCE WITH LAWS AND RIDER. Tenant, at its sole cost and expense, shall comply and shall cause Tenant's Agents to comply, with federal, state and local laws, ordinances and regulations and all rules, licenses, permits, orders, decrees and judgments relating to Environmental Activities (collectively referred to as "Hazardous Materials Laws") conducted on the Demised Premises. Tenant's breach of any of its covenants or obligations under this Section Q-21 shall constitute a material default under the Lease. The obligations of Tenant under this Section Q-21 shall survive the expiration or earlier termination of the Lease, and shall constitute obligations that are independent and severable from Tenant's covenants and obligations to pay Rent under the Lease.

     (c) DISCLOSURE AND NOTIFICATION. Except as may have been disclosed in writing by Landlord or any report Landlord may make available to Tenant respecting the results of any environmental assessment of the Demised Premises, Landlord has no actual knowledge nor reasonable cause to believe that any release of Hazardous Materials has occurred on the Demised Premises or parcel. Tenant shall immediately advise Landlord in writing of, and provide Landlord with a copy of: (i) any notices of violation or potential or alleged violation of any Hazardous Materials Laws which are received by Tenant from any governmental agency concerned with Tenant's or Tenant's Agent's Environmental Activities or otherwise; (ii) any and all inquiry, investigation, enforcement, clean-up, removal or other governmental or regulatory actions instituted or threatened relating to Tenant or the Demised Premises; (iii) all claims made or threatened by any third party against Tenant or the Demised Premises relating to any Hazardous Materials; (iv) any release of Hazardous Materials on or about the Demised Premises which Tenant knows of or reasonably believes may have occurred and (v) any material change in the information disclosed in the Hazardous Material Questionnaire.

     (d) INSPECTION OF DEMISED PREMISES. From time to time, but in no event more often than once every two years during the Lease Term (except in the event of a release or suspected release of Hazardous Materials), as it may be extended, Landlord may retain a registered environmental consultant (the "Consultant") acceptable to Landlord to conduct an investigation of the Demised Premises ("Environmental Assessment") (i) for Hazardous Materials contamination in, about or beneath the Demised Premises and (ii) to assess all Environmental Activities on the Demised Premises for compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials. The Environmental Assessment shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination and shall be of a scope and intensity reflective of the general standards of professional environmental consultants who regularly provide environmental assessment services in connection with the transfer or leasing of real property. Additionally, the Environmental Assessment shall take into full consideration the past and present uses of the Demised Premises and other factors unique to the Demised Premises. The Consultant shall concurrently deliver the written results of its investigation in writing directly to Landlord and Tenant. If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all recommendations contained in the Environmental Assessment, including any recommendation with respect to the precautions which should be taken with respect to Environmental Activities on the Demised Premises or any recommendations for additional testing and studies to detect the presence of Hazardous Materials. Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Demised Premises for the purpose of Consultant's investigation.

     (e) INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold Landlord, its directors, officers, employees, agents, assigns and any successors to Landlord's interest in the Demised Premises, harmless from and against any and all loss, cost, damage, expense (including reasonable attorneys' fees), claim, cause of action, judgment, penalty, fine or liability directly or indirectly relating to or arising from any Tenant Environmental Activity on the Demised Premises during the Term of the Lease or any remedial or clean-up work undertaken by or for Tenant in connection with its Environmental Activities or its compliance with Hazardous Materials Laws. This indemnification shall include without limitation
(i) personal injury claims, (ii) the payment of liens, (iii) diminution in the value of the Demised Premises, (iv) damages for the loss or restriction on use of the Demised Premises, (v) sums paid in settlement of claims, (vi) reasonable attorneys' fees, consulting fees and expert fees, (vii) the cost of any investigation of site conditions, and (vii) the cost of any repair, clean-up, remedial, removal or restoration work or detoxification if required by any governmental or quasi-governmental agency or body or deemed necessary in Landlord's reasonable judgment. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's Environmental Activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Demised Premises by a Hazardous Material. Any costs or expenses incurred by Landlord for which Tenant is responsible under this Section Q-21 or for which Tenant has indemnified Landlord shall be reimbursed by Tenant on demand as Additional Rent. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of the Lease and shall bind Tenant's successors and assignees and inure to the benefit of Landlord's successors and assignees. See Rider No. 1.

     (f) REMEDIATION. If any Environmental Activities undertaken by Tenant or Tenant's Agents result in contamination of the Demised Premises or any portion to Landlord's prior written approval and any conditions imposed by Landlord, Tenant shall promptly take all actions, at its sole expense and without abatement of rent, as are necessary to return the affected portion of the Demised Premises and the soil and ground water to the condition existing prior to the introduction of the contaminating Hazardous Material. Landlord's approval of such remedial work shall not be unreasonably withheld so long as such actions will not cause a material adverse effect on the Demised Premises whether during or after expiration of the Lease Term and provided such actions will actually return the affected portion of the Demised Premises and/or soil or ground water to its prior condition. Notwithstanding the foregoing, Landlord's prior consent shall not be necessary in the event that the presence of Hazardous Materials contamination on, under or about the Demised Premises either poses an immediate threat to the health, safety or welfare of any persons or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action, provided that in such event Tenant shall notify Landlord as soon as possible of any action so taken. Landlord shall also have the right to approve any and all contractors hired by Tenant to perform such remedial work. All such remedial work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Demised Premises. Appearance of a Hazardous Material in or about the Demised Premises shall not be deemed an occurrence of damage or destruction subject to the terms of Article K of this Lease respecting damage or destruction.

     (g) SURRENDER OF DEMISED PREMISES. Just prior to expriation or other termination of the Lease Term, as it may be extended, Landlord may have an Environmental Assessment of the Demised Premises performed in accordance with subparagraph (d) above. Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials contamination of the Demised Premises in connection with Tenant's or Tenant's Agent's Environmental Activities Prior to surrendering possession of the Demised Premises, Tenant shall also remove any personal property, equipment, fixture (except for any fixtures installed by Landlord) and/or storage device or vessel on or about the Demised Premises which is contaminated by or which contains Hazardous Materials. If any clean-up or monitoring procedure is required by any applicable governmental authorities in or about the Demised Premises during the Lease Term as a consequence of any Hazardous Materials contamination directly or indirectly arising out of Tenant's Environmental Activities on the Demised Premises during the Lease Term and the procedure for clean-up is not completed (to the satisfaction of the governmental authorities) prior to the expiration or earlier termination of the Lease, then at Landlord's election, (i) this Lease shall be deemed renewed for a term commencing on the expiration or termination date of this Lease and ending on the date the clean-up procedure is anticipated to be completed; or (ii) Tenant shall have deemed to have impermissibly held over, and Landlord shall be entitled to all damages directly or indirectly incurred, including, without limitation, damages occasioned by the inability to redevelop or relet the Demised Premises or a reduction of the fair market or rental value of the Demised Premises.

     (h) DEFINITION OF HAZARDOUS MATERIALS. In addition to those materials described in the Hazardous Materials Questionnaire, "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State in which the Demised Premises are located or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under applicable State or federal laws; (ii) petroleum; (iii) asbestos; (iv) polychlorinated biphenyls (PCBs); (v) urea formaldehyde foam insulation; (vi) freon and other chlorofluorocarbons; (vii) designated as a "toxic pollutant or "hazardous substance" pursuant to Sections 311 or 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317); (viii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903); (ix) defined as a
                                 -- ---
"hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C.
                                                         -- ---
9601); or (x) becomes regulates by any other federal, state or local laws and ordinances governing similar matters now or hereafter enacted, and any regulations adopted and any publications promulgated thereto.

                                   ARTICLE R

                               SUCCESSORS BOUND

This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and legal representatives and their respective assigns, subject to the provisions hereof. Whenever in this Lease a reference is made to the Landlord, such reference shall be deemed to refer to the person in whom the interest of the Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Parcel. Any successor or assignee of the Tenant who accepts an assignment of or the benefit of this Lease and enters into possession or enjoyment thereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the written consent of Landlord.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth on the cover page of this Lease.

                                                        "Tenant"


                                             ASSOCIATED STATIONERS, INC.
                                               ---------------------------
                                             a  DELAWARE CORPORATION
                                               ---------------------------
                                                __________________________
                                                By:  /s/Daniel Bushell DB
                                                     ---------------------
                                                Its: Chief Financial Officer
                                                     ------------------------


                                                "Landlord"

                                      CAROL POINT BUILDERS I GENERAL PARTNERSHIP a California General Partnership

                                      BY:  Messenger Partnership XVII
                                           Limited Partnership,
                                           a California Limited Partnership
                                           Managing General Partner

                                           BY:  Messenger Investment Company
                                                a California corporation


                                                     /s/MESSENGER
                                                --------------------------------
                                                William S. Messenger, Jr.
                                                President

                         RIDER NUMBER ONE TO STANDARD
                             FORM INDUSTRIAL LEASE

     This Rider No. One is made and entered into by and between Carol Point Builders I General Partnership, a General Partnership ("Landlord"), and
Associated Stationers, Inc., a    Delaware  corporation, ("Tenant"), and is
                               ------------
dated as of the date set forth on the cover page of the Lease between Landlord and Tenant to which this Rider No. One is attached (the "Lease").

     The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Rider No. One are inconsistent with the terms and conditions of the Lease, the terms hereof shall control.

1.   LEASEHOLD IMPROVEMENTS.
     ----------------------

     In the event that, for any reason other than delays attributable to Tenant, Landlord shall not have delivered the Demised Premises to Tenant Ready for Occupancy as described in Article B of this Lease on or before the date which is forty-five (45) days following the Scheduled Term Commencement Date, then for each additional day beyond the expiration of such forty-five (45) day period as it shall take Landlord to deliver the Demised Premises to Tenant Ready for Occupancy, Tenant shall be entitled to an additional day of rental abatement pursuant to the provision of Paragraph 3 hereinbelow.

2.  TAXES; SPECIAL SERVICE AREA
    ---------------------------

    A. Landlord and Tenant acknowledge and agree there is an existing Village of Carol Stream, Illinois Special Service Area No. 1 (Series 1992 Bonds) currently encumbering the property as well as a larger area within Carol Point Business Center, which district was established to pay for infrastructure improvements benefiting the area within the district (including the Property), and that there are assessments against the Property pursuant to such Special Service Area. Tenant agrees to pay Tenant's Proportionate Share of any Special Service Area Taxes assessed against the Property; provided, however, that for purposes of determining Tenant's Proportionate Share of such Taxes, Landlord may not include any portion of such Taxes as exceed the amount which would be assessed against the Property based upon the ratio of the land area of the Property to the land area of all property subject to such Special Service Area. For purposes of this Lease, Landlord and Tenant acknowledge and agree that the land area of the property subject to this Special Service Area is 184.93 acres, and that the gross acreage of the Property is 13.33 acres. Accordingly, the maximum percentage of such Special Service Area Taxes which are assessed against the entire area within the district that may be included as Taxes attributable to the Property shall be 7.21%.

     B. Upon written request by Tenant, Landlord Tenant evidence of Landlord's payment of Taxes due under this Lease to the appropriate governmental authorities. If Landlord shall ever fail to pay any such Taxes prior to delinquency, and provided Tenant is not then in default under this Lease, then, following not less than thirty (30) days prior written notice to Landlord, Tenant may pay any portion of such Taxes (including penalties and the like) as are attributable to the Demised Premises to the applicable governmental authorities and shall receive credit therefore against Additional Rent owing under this Lease for any amounts properly paid to such governmental authorities. In no event shall Landlord be responsible hereunder for, nor shall Tenant have the right to offset against Additional Rent, the amount of any Taxes or other amounts which remain legally unpaid by Landlord pursuant to a protest filed by Landlord with respect to such Taxes, provided that Landlord advises Tenant of such protest prior to the expiration of the thirty (30) day notice described above.

3.   RENTAL ABATEMENT
     ----------------

     Provided Tenant shall faithfully perform all of the terms and conditions of this Lease, including payment of the Security Deposit and Fixed Rent for the first (1st) month of the Term upon the execution of this Lease, and subject to increase as described in Paragraph 1 above, Landlord hereby agrees to abate Tenant's obligation to pay Fixed Rent from the second (2nd) month of the Lease Term and continuing through and including the tenth (10th) month of the Lease Term. During such abatement period, Tenant shall nevertheless pay all Additional Rent under the Lease as well as any other costs or expenses under the Lease which are the obligation of Tenant, including any amounts which may be owing by Tenant pursuant to Exhibit C to the Lease (Work Letter Agreement) (other than amounts included in Fixed Rent pursuant to said Exhibit C). In the event of a default by Tenant under this Lease which results in a termination prior to the expiration of the Term, then as a part of the recovery set forth in Article M of the Lease, Landlord shall be entitled to the recovery of the Fixed Rent which was abated under the provisions of this Rider No. One (but not to exceed nine
(9) months of Fixed Rent); i.e., such Fixed Rent shall not deemed to have been
                           ---
forgiven or abated, but shall become immediately due and payable as unpaid rent which had been earned at the time of termination.

4.   OPTION TO EXTEND
     ----------------

     With respect to the provisions of Section A-1(e) relative to the Term, Landlord and Tenant hereby agree that the Term of this Lease may be extended for up to two (2) three (3) year periods ("Option Term(s)") at the election of Tenant exercised by delivery to Landlord of a written notice delivered not earlier than 360 days and not later than 180 days prior to the end of the initial term ("Initial Term") or the extended Term, as the case may be, and so long as (i) Tenant is in possession of the Demised Premises and (ii) Tenant is not in default under the Lease. The Fixed Rent payable upon the commencement of the applicable Option Term shall be:

     . Month 61 through and including month 96 (First Option Term) -- $59,496.11 per month.

     . Month 97 through and including month 132 (Second Option Term) -- $66,584.51 per month.

     In addition, and as a material inducement to Landlord's entering into this Lease, Tenant hereby agrees that in the event Tenant does not exercise its right to extend the Term for the First Option Term as set forth above, Tenant shall pay to Landlord on or before the expiration of the Initial Term, the sum of Two Hundred Sixty Three Thousand, Four Hundred Twenty-One Dollars ($263,421) as a cancellation fee to reimburse Landlord for the unamortized value of the "Special Leasehold Improvements" (as defined below) installed by Landlord at the commencement of the Term of this Lease. Similarly, if Tenant exercises its right to extend the Term for the First Option Term, but does not elect to extend for the Second Option Term, then on before the expiration of the First Option Term, Tenant shall pay to Landlord the sum of One Hundred Fifty Three Thousand, One Hundred Fifty-One Dollars ($153,151) to reimburse Landlord for the unamortized portion of the Special Leasehold Improvements installed by Landlord at the commencement of the Term of the Lease. In the event that for any reason other than Landlord's default the Lease is terminated prior to the expiration of the Initial Term, or prior to the expiration of either the First or Second Option Term if Tenant shall have exercised its right to extend for such Option Term(s), then in addition to any other remedies of Landlord, Tenant shall pay to Landlord an amount equal to the outstanding unamortized portion of the "Special Leasehold Improvements" installed by Landlord of the Commencement of the Term totalling Three Hundred Eighty Two Thousand Nine Hundred Dollars ($382,900.00

5.   TENANT'S REPAIR RIGHTS
     ----------------------

     Notwithstanding anything to the contrary set forth in the Lease, if Tenant provides written notice to Landlord of the need for repairs and/or maintenance which are Landlord's obligation under the Lease, and Landlord fails to undertake such repairs and/or maintenance within a reasonable period of time, given the circumstances, after the receipt of such written notice, but in no event earlier than thirty (30) days after receipt of such written notice (except with respect to emergency repairs which are necessary for Tenant's occupancy of the Premises -- such emergency repairs must be under taken by Landlord within forty-eight (48) hours after the receipt of such written notice), then Tenant may proceed to undertake such repairs and/or maintenance upon deliver of an additional three (3) business days prior written notice to Landlord specifying that Tenant is taking such action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to a prompt reimbursement by Landlord for Tenant's reasonable costs and expenses in taking such action. In the event Tenant undertakes such repairs and/or maintenance, and such work will affect the Building's life safety system, heating, ventilating and air conditioning systems and elevator systems, Tenant shall use only those contractors used by Landlord in the Building for work on such systems. Further, if Landlord does not deliver a written objection to Tenant within thirty (30) days after receipt of an invoice by Tenant for Tenant's costs of undertaking such repairs taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from rental payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such repairs and/or maintenance was not to have been undertaken by Landlord pursuant to the terms of this Lease, then Tenant shall not be entitled to such deduction from rental but as Tenant's sole remedy, Tenant may proceed to claim a default and sue Landlord.

6.   QUIET ENJOYMENT
     ---------------

     Landlord represents that (a) it has lawful title to the Leased Premises and the right to make this Lease, (b) it will maintain Tenant in full and exclusive possession of the Demised Premises, (c) if Tenant shall pay the rent and perform all the agreements, covenants and conditions required by this Lease to be performed by it, Tenant may quietly occupy and enjoy the Leased Premises; provided, however, that nothing contained herein shall render Landlord liable for any acts or omissions of third parties; and (d) it will deliver the Leased Premises to Tenant with plumbing, heating, air conditioning, electrical, lighting and mechanical systems in good working order.

7.   DEMISED PREMISES/PARKING.
     ------------------------

     The Demised Premises shall include dock area adjacent to the Building as more particularly shown on Exhibit A of the Lease. Landlord shall reserve for use exclusively by Tenant and its employees and invitees the parking spaces located at the north end of the Building designated as "Exclusive Parking for Tenant" on Exhibit A of the Lease.

8.   REASONABLE TERMS.
     ----------------

     Except for any provisions of this Lease which specifically provide for determinations to be made by Landlord in its "sole" or "absolute" discretion or judgment, and except for matters affecting (a) the Building's HVAC system, plumbing system, electrical system, or life safety systems or the exterior appearance of the Building, or (b) the Landlord's option to cancel the Lease as set forth in Section N-2 of the Lease, at any time the consent of Landlord or Tenant is required pursuant to this Lease, including, without limitation, the provisions of Section Q-21 hereof, such consent shall not be unreasonably withheld or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith (including with respect to the incurring of costs and expenses) and take no action which will result in the frustration of the other party's reasonable expectations concerning the benefits to be enjoyed under the Lease.

9.   HAZARDOUS MATERIALS. (Supplement to Section Q-21 of the Lease)
     -------------------

     Landlord shall indemnify, defend (with counsel satisfactory to Tenant) and hold Tenant, its directors, officers, employees, agents, assigns and any successors to Tenant's interest in the Demised Premises, harmless from and against any and all loss, cost, damage, expense (including reasonable attorneys' fees), claim, cause of action, judgment, penalty, fine or liability directly or indirectly relating to or arising from any Landlord Environmental Activity on the Demised Premises during the Term of the Lease or any remedial or clean-up work undertaken by or for Landlord in connection with its Environmental Activities or its compliance with Hazardous Materials Laws. This indemnification shall include without limitation (i) personal injury claims, (ii) the payment of liens, (iii) diminution in the value of the leasehold interest in the Demised Premises, (iv) damages for the loss or restriction on use of the Demised Premises, (v) sums paid in settlement of claims, (vi) reasonable attorneys' fees, consulting fees and expert fees, (vii) the cost of any investigation of site conditions, and (viii) damage to any personal equipment, inventory or other property of Tenant located on the Demised Premises. Tenant shall have the right but not the obligation to join and participate in any legal proceedings or actions initiated in connection with Landlord's Environmental Activities. Any costs or expenses incurred by Landlord for which Landlord is responsible under this Section 8 or for which Landlord has indemnified Tenant shall be reimbursed by Landlord on demand. Landlord's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of the Lease and shall bind Landlord's successors and assignees and inure to the benefit of Tenant's successors and assignees.

     Notwithstanding anything contained in Section 8 to the contrary, in the event that Landlord makes any claim upon Tenant pursuant to Section 8 hereunder relative to any Tenant Environmental Activity and/or any contamination allegedly resulting from any such Environmental Activity, Tenant shall have the right, exercisable within ten (10) days from receipt by Tenant of notice of such claim by Landlord and the results of any inspection or investigation conducted by Landlord relative to such claim, to object to such claim by Landlord in writing and to independently verify through its own inspections and/or investigations the validity of such claim. Landlord agrees, unless there is an imminent threat of damage to person or property requiring immediate action, to provide Tenant with a period of time not to exceed thirty (30) days from the date of receipt by Tenant of such claim by Landlord, to permit Tenant to independently investigate such claim at its sole expense and respond to Landlord in writing regarding Tenant's determination of the validity of such claim. In the event that Tenant timely objects in writing to Landlord in the manner set forth above and indicates its intent to conduct an independent verification of such claim, Landlord agrees not to resort to any of Landlord's remedies pursuant to Section Q-21 (except in the case of emergency as set forth above) unless and until Landlord has either received a written response from Tenant regarding the result of Tenant's independent investigation of the matter or the thirty (30) day period described above has expired. In the event Tenant makes a claim against Landlord pursuant to Landlord's indemnity hereinabove, Landlord shall have the same rights as Tenant set forth in this paragraph.

10.  RIGHT TO CONTEST REAL PROPERTY TAXES.
     ------------------------------------

     Notwithstanding anything contained in Article E to the contrary, in the event that Landlord elects not to do so, Tenant may contest the amount or validity of any Taxes by appropriate proceedings; provided that Tenant shall promptly pay its applicable portion of such Taxes unless such proceedings shall operate to prevent or stay the collection of the tax so contested. Landlord shall join in any such proceeding if any law shall so require, provided that Tenant shall indemnify Landlord against any liability, loss, cost or expense in connection therewith, including, without limitation, actual attorneys fees and costs .

11.  DAMAGE OR DESTRUCTION
     ---------------------

     Section K-4 of the Lease, titled "Uninsured Casualty," is hereby amended to provide that Landlord shall have no right to terminate the Lease in the event of an uninsured casualty unless the amount of uninsured casualty exceeds the sum of ten thousand dollars ($10,000) and that Landlord shall be responsible for paying the uninsured portion of any such casualty up to the amount of $10,000. In the event that the uninsured portion of any casualty exceeds $10,000, Landlord may elect to terminate the Lease pursuant to Section K-4; provided, however, that Tenant may elect to cancel such termination by Landlord by delivering notice to Landlord within ten (10) business days following receipt by Tenant of Landlord's written notice of termination that Tenant elects to pay for the uninsured portion of such casualty which exceeds $10,000. In the event Tenant delivers such notice, Landlord's termination notice shall be void and of no further force or effect, provided that Tenant shall pay to Landlord prior to commencement of any restoration by Landlord the amount of any uninsured portion of the casualty damage which exceeds $10,000.

12.  SUBLEASE OR ASSIGNMENT
     ----------------------

     Notwithstanding anything contained in Article M to the contrary, Landlord's consent shall not be required with respect to any sublease or assignment by Tenant to any parent or subsidiary corporation of Tenant, or to any entity into whom Tenant is merged or to whom Tenant is sold pursuant to any corporate reorganization of Tenant; provided, however, that Tenant shall provide Landlord with not less than thirty (30) days prior written notice of any such assignment, and further provided such assignment shall not relieve Tenant of any liability under this Lease. In the event that as a result of any merger or other corporate reorganization of Tenant, Tenant shall cease to exist as a viable business entity, or if all or substantially all the assets of Tenant are no longer owned by Tenant, Landlord shall have a right of consent to any assignment to a new entity for the limited purpose of assuring that the entity assuming the Tenant's interest in this Lease shall either have a net worth substantially similar to that of Tenant at the time of such transfer and/or shall possess, in Landlord's reasonable determination, other financial means to adequately perform the Tenant's obligations under the Lease.

     In addition, in the event Tenant elects to mortgage or pledge all or any portion of the Tenant's interest in the Lease, Landlord shall not unreasonably withhold its approval of such leasehold mortgage or pledge provided that the rights provided to any leasehold mortgagee thereunder do not conflict with any of the provisions of this Lease. Landlord shall have no right of cancellation with respect to any sublease or assignment by Tenant relative to a merger or corporate reorganization and/or a request by Tenant to mortgage or pledge its interest in the Lease.

13.  FINANCIAL STATEMENTS
     --------------------

     Landlord agrees to keep any financial statements and/or any other financial information provided to Landlord by Tenant which is not otherwise publicly disclosed by Tenant confidential; provided, however, that Landlord may disclose such financial information to any actual or potential lenders, partners, purchasers and Landlord's accountants and attorneys and/or the accountants and attorneys of any of the foregoing (provided that Landlord shall request that any such disclosures to any third parties be kept confidential). In addition, in the event any such information is required relative to any litigation or proceeding in which Landlord becomes involved, Landlord may disclose such financial information to the extent it is necessary and appropriate (or required by lawful discovery) in such action.

     Right of First Notification. Not earlier than nine (9) months prior to
     ---------------------------
the availability of said space, Tenant shall be granted a Right of First Notification with respect to the entirety of the balance of the Building ("Expansion Space") comprising of approximately 135,508 square feet. Tenant shall be given until the expiration of three (3) business days to respond in writing to Landlord's written notification of the availability of the Expansion Space. If Tenant timely responds to Landlord's written notification, Tenant shall have a period of ten (10) business days following the expiration of such three (3) business day period to negotiate on an exclusive basis with Landlord for a lease on the Expansion Space on the terms and conditions acceptable to Landlord and Tenant. In the event that for any reason Landlord and Tenant shall not agree to acceptable terms for the lease of such Expansion Space on or before the expiration of such ten (10) business day period, Tenant's right of exclusive negotiation shall expire and Landlord shall be entitled to market and/or lease the Premises to any third party on such terms and conditions as Landlord shall deem appropriate. In the event that Tenant and Landlord agree on terms for a lease of the Expansion Space, Landlord shall prepare a lease amendment reflecting the foregoing and Tenant and Landlord shall promptly execute the same.

                                   EXHIBIT A

                         DEPICTION OF DEMISED PREMISES
                         -----------------------------


                            [DIAGRAM APPEARS HERE]

                                   EXHIBIT B

                          LEGAL DESCRIPTION OF PARCEL
                          ---------------------------

Carol Point Business Center Building #2:

      Lot 6, Block 2, of the Carol Point Business Center, being a subdivision of parts of the south east quarter of Section 20, of the north east quarter of Section 29, and of the north west quarter of Section 28, township 41 north, range 10 east of the third principal meridian in DuPage County, Illinois.

                                   EXHIBIT C

                             WORKLETTER AGREEMENT

Gentlemen,

You (hereinafter called "Tenant") and we (hereinafter called Landlord) are executing simultaneously with this Work Letter Agreement, a written lease (the "Lease") covering those certain premises more particularly described in Exhibit A to the Lease, (hereinafter referred to as "premises") in the building addressed at 898 Carol Court, Carol Stream, Illinois.

To induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.   TENANT'S PLANS AND SPECIFICATIONS

     a. Except to the extent otherwise provided in subparagraph b and c of this paragraph, Landlord agrees that, through its architect or space planner, Landlord will furnish all architectural, mechanical and electrical engineering plans required for the performance of the work (hereinafter referred to as "Building Standard Work") hereinbelow described, including complete detailed plans and specifications for Tenant's partition layout, reflected ceiling, heating and air conditioning, electrical outlets and switches, telephone outlets and plumbing.

     b. It is understood and agreed that Tenant may require work (hereinafter referred to as "Building Nonstandard Work") different from or in addition to the Building Standard Work. In such event, any architectural, mechanical, electrical and plumbing plans and specifications required shall be furnished, at Tenant's sole cost and expense, by Landlord's architect or space planner.

     c. It is understood and agreed that any interior decorating services, such as selection of wall paint colors and/or wall coverings, fixtures, carpeting, and any or all other decorator items required by Tenant in the performance of said work referred to hereinabove in subparagraphs a and b shall be at the Tenant's sole cost and expense.

     d. It is understood and agreed that all plans and specifications referred to hereinabove in subparagraphs a and b are subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld.

     e. It is understood and agreed by Tenant that in order to permit Landlord to timely commence and complete the improvements, Tenant will furnish complete information respecting Tenant's requirements, including without limitation, material storage and racking layout(s) and information relating to the type of product to be stored and that complete plans and specifications will be approved by Tenant on or before February 24, 1992, and that a budget for the commencement of construction will be approved by Tenant on or before February 24, 1992.

2.   BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE

Landlord agrees to furnish and install the following "Building Standard Work". Any requests for improvements in excess of the Building Standard Work (as hereafter defined) will be the responsibility of Tenant. Building Standard specifications are set forth on Exhibits C-1 and C-2 attached hereto. Said work is limited as specified hereinbelow, and as selected and specified by Landlord and as indicated on Tenant's final approved plan:

OFFICE:        *    Construction of approximately 8000 SF of finished office
- -------             space as  depicted on the preliminary space plan prepared by
                    Boise Cascade dated October 14, 1991.

WAREHOUSE:     *    Construction of approximately 129,280 SF of warehouse
- ----------          space as depicted on the preliminary space plan prepared by
                    Boise Cascade dated October 8, 1991.

Landlord shall provide Tenant the Building Standard Work on the premises as set forth above. The fees and costs of the Landlord's architect in preparing plans and specifications with respect to the Building Standard Work shall be included in the cost of the Building Standard Work herein. In the event that changes are made and the cost of the work exceeds the Building Standard Work; Tenant shall, as a condition to Landlord's obligation to commence and complete the Building Standard Work, pay to Landlord the difference between the total cost of the work and the Building Standard Work (or the excess over the item allowance, as applicable) upon demand by Landlord. At Landlord's sole and absolute discretion, Landlord may elect to permit all or any portion of excess costs under paragraphs 3, 4 and/or 5 hereof to be amortized over the initial Term of the Lease as Additional Rent at an annual rate of 11%. Tenant may apply any unused cost of Building Standard Work toward the cost of any Building Non-Standard Work which Tenant has request Landlord to construct.

4.   BUILDING NONSTANDARD WORK AT TENANT'S COST AND EXPENSE

Provided Tenant's plans and specifications are furnished by the date required hereinabove in paragraph 1e, the Landlord shall cause Tenant's "Building Nonstandard Work" to be installed by Landlord's contractor, but at Tenant's sole cost and expense. Prior to commencing any such work, Landlord, its contractors, or its architects shall submit to Tenant a written estimate of the cost thereof. If Tenant fails to provide to Landlord written notice of its approval of such costs within ten (10) days after submission thereof to Tenant, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work.

5.   SUBSTITUTIONS AND CREDITS

Subject to Landlord's prior written approval, Tenant may select alternative or substitute materials in place of "Building Standard Work" materials as shown on Exhibits C-1 and C-2 which would otherwise be furnished and installed by Landlord for or in the interior of the Premises under the provisions of this Work Letter Agreement, provided such selection is indicated on said Tenant's final plans. If Tenant shall make any such selection and if the cost of such alternative or substitute materials of Tenants selection shall cause the cost of the "Building Standard Work" to exceed the Improvements as described above, Tenant shall pay to Landlord, as hereinafter provided, the difference between the cost of such alternative or different materials and the credit given by Landlord for the materials thereby replaced.

No such alternative or substitute materials shall be furnished and installed in replacement for any of Landlord's "Building Standard Work" materials until Landlord, or its contractor and/or its architect or space planer shall have advised Tenant in writing of, and Landlord or its contractor and/or its architect or space planer have agreed in writing on, the cost of such different new materials and the Landlord's cost of such replaced Landlord's "Building Standard Work" materials.

One hundred (100%) of all amounts then estimated by Landlord to be payable by Tenant to Landlord pursuant to paragraphs 3 and 4 of this Work Letter Agreement shall be paid by Tenant upon Tenant's execution of the written estimate for the work.

6.   COMPLETION AND RENTAL COMMENCEMENT DATE

It is agreed that Tenant's obligation for the payment of rental under the Lease shall not commence until Landlord has substantially completed all Building Standard Work to be performed by Landlord as hereinabove set forth in paragraph 2; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

     a. Tenant's failure to furnish complete and accurate information, plans and specifications or approvals in accordance with date specified hereinabove in paragraph 1e; or

     b. Tenant's request for materials, finishes, or installations other than Landlord's "Building Standard Work"; or

     c. Tenant's changes in said plans and specifications after their submission to Landlord in accordance with the provisions of paragraph 1e hereinabove;

then the commencement of the Term of the Lease shall be accelerated by the number of days of such delay. If the foregoing correctly sets forth our understanding, kindly sign copies of this Letter Agreement where indicated.

     IN WITNESS THEREOF, the parties have executed this Work Letter Agreement as of the date set forth on the cover page of the Lease.

                              "Tenant"

                        ASSOCIATED STATIONERS, INC.

                        a   DELAWARE CORPORATION
                         -----------------------

                        BY  Daniel Bushell DB
                            --------------------
                        ITS Chief Financial Officer
                            --------------------

                              "Landlord"

                        CAROL POINT BUILDERS I GENERAL PARTNERSHIP a California General Partnership

                        BY Messenger Partnership XVII Limited Partnership,
                             a California Limited Partnership
                             Managing General Partner

                             BY Messenger Investment Company
                                  a California Corporation
                                  General Partner

                                  BY    /S/W. Messenger
                                      ------------------------------
                                        William S. Messenger, Jr.
                                        President

                                  EXHIBIT C-1
                            BUILDING SPECIFICATIONS
                            -----------------------

BUILDING
EXTERIOR:          The exterior wall materials for the building shall consist of a combination of insulated, architectural precast panels and insulated glass. This glass shall be set into aluminum thermal break window frame sections. The precast shall be load bearing, 8" insulated core panels with an "R" value of
                   8. All exterior panels of the building will be stained. The existing building will have seven (7) 4' x 4'-6" aluminum thermal brake windows added to the north wall in the office section of the space.

ROOF & STRUCTURAL
SYSTEM: The roof for the building shall be a single ply rubber roof membrane with a "U" value of approximately .07 and an "R" value of 14 with a ten (10) year guarantee. The general construction of this facility will be structural steel columns, steel truss girders and steel bar joists. A mezzanine with a 200#/SF live load is provided over the office area with a nominal 3 1/2" concrete slab on metal deck.

CLEAR HEIGHT:      The clear height in the entire facility in Building #2 shall be 30 ft. clear as measured to the underside of the steel truss girders.

FLOOR: All concrete floor and dock slabs shall be 6" thick poured concrete over 2" granular fill. A mezzanine is provided above the office with structural steel columns, girders and beams. All concrete is designed for compressive strength of 3,000 psi. One (1) coat of Ashford formula floor sealer is provided and all floor joints will be cleaned of debris and caulked and any existing cracks in the floor will be cut and caulked.

BAY SIZE:          The standard bay size for the building is 40' x 40' in each direction. The mezzanine over the office has a 20' x 20' grid.

EXIT DOORS:        Exit man doors shall be provided in the exterior wall
                   (including office entries) of the building as required by Carol Stream Municipal Code.

OVERHEAD
DOORS: The base building shall contain twenty five (25) 9' wide x 10' high insulated truck dock doors. Twenty three (23) doors would be equipped with "Rite Hite" or "Serco" or equal 6' x 8' minimum 20,000 lb. mechanical dock levelers with "Frommelt" or equal dock shelters. Twenty five (25) Phoenix or equal dock lights are included. The remaining two (2) overhead doors will have a 6' x 8' platform, 5,000# capacity powered docks manufactured by Autoquip or equal.

                   In addition, the facility will contain two (2) 12' wide x 14' high insulated overhead doors complete with electric operators. Two (2) bumper posts shall be provided at the interior of each dock door and four (4) bumper posts shall be provided at each drive in door.

ROOF ACCESS:       Included in the construction of the building is one (1) cage, ladder, and roof hatch for convenient roof access to service the entire building. If necessary, the roof hatch and ladder can be relocated if it interferes with Associated Stationer's conveyor system.

WIND BRACING:      Included in the construction is the relocation of a portion of the building wind bracing. The final location of the wind bracing will be coordinated with Associated Stationer's final warehouse racking layout.

RAIL SIDING:       A deep foundation system has been provided along the entire west elevation of Building #2 in order to accommodate a future rail spur to service the building.

TRUCK APRONS:      A 60' wide, 7" thick concrete truck apron is located in front of all dock areas.

TRUCK
SCREENING:         All truck dock and parking areas are screened from view of the street by an 8' high precast concrete wall.

Electrical:        The electrical design for the facility shall consist of one
                   (1) 1,600 amp, 3 phase, 480 volt electrical service. This would be located at a single main service location at the closet entry point to the transformer as practical. This design would include detailed drawings depicting the exact locations of all building equipment including the voltage, phase, horsepower and amperage. Also included shall be a complete schedule of all main power panels lighting panels, and the electrical service equipment for the basic Tenant space. The following distribution panels and disconnects are included:

                    * 480V/3Ph 200 amp distribution panel for battery charging area with twelve (12) 30 amp disconnect switches. Each switch to be wired for female quick disconnect outlet and the tenant will be provided male end for use.

                    *  480V/3Ph 200 amp distribution panel for conveyor system.

                    * 120V/1Ph 200 amp distribution panel for convenience outlets on mezzanine.

                    * 120V exterior electrical outlet at every other dock door on shipping side for truck engine warmers.

                    *  480V/3Ph 60 amp disconnect for the trash compactor.

                    *  480V/3Ph 60 amp disconnect for the corrugated compactor.

                    Routing of all feeders and circuits shall be assembled and provided along with accurate, final, electrical drawings. The electrical design for each Tenant facility shall be developed under the direct supervision of a registered professional engineer.


Plumbing:           Roof drainage shall be provided by means of interior roof
                    drains connected to the storm drainage system. The plumbing design shall be complete and individual for the facility.
                    The plumbing design shall include all pipe location drawings, schedules, pipe sizes and materials. The plumbing design will be developed for each individual Tenant under the direct supervision of a registered professional engineer.

Fire Prevention Sprinkler
System: The existing sprinkler system shall be modified to accommodate ESFR sprinklers. The system shall be based on twelve (12) heads operating with an end pressure of 75 psi per Factory Mutual's requirement in lieu of the standard 50 psi since the building exceeds 30' in height. The ESFR system eliminates in-rack requirements by the Village provided FM approves the system with acceptance letter to the Village.

                    Sixteen (16) hose stations are included.

                    The bin storage mezzanine shall be designed for a .30 GPM/SF density over 2,500 SF. This proposal excludes fire extinguishers.

Smoke Evacuation
System: A mechanical smoke evacuation system has been provided to meet the Village of Carol Stream fire protection requirements. This system shall consist of rooftop exhaust fans which can be individually controlled at a panel near the fire sprinkler riser area. The exhaust fans will be manually controlled by the fire department and will be interconnected to the overhead doors; selected overhead doors will open to provide make up air when exhaust fans are in operation.

Warehouse
Lighting:           Warehouse lighting shall be provided as indicated.

Skylights:          The base building also includes approximately thirty (30)
                    skylights.

Parking Areas:      The automobile parking areas of the facility (over 100
                    stalls) shall be constructed of 2 1/2" Illinois Highway
                    Department Class 1 bituminous over 9" of granular base. The truck drive area will be constructed of 3" Illinois Highway
                    Department Class bituminous over 13" of granular base.
                    Concrete truck aprons to be 7" of 4,000 p.s.i. concrete on 2" of stone base.

Utilities:          All utilities shall be installed to the building from
                    underground utilities located in the public right of way adjacent to the street. Utilities provided to the building include electric, gas, telephone, water, sanitary sewer and storm sewer. The actual usage of these services shall be provided by the respective utility companies.

Site Lighting:      Wall mounted light fixtures and pole mounted lights have
                    been provided for site and parking lot lighting as required by the Village of Carol Stream.

Landscaping:        Landscaping for this building has been provided including
                    seed and sod for all grass areas; as well as trees and shrubs at office entries.

WAREHOUSE
HEATING: Warehouse area heating shall be designed to a performance specification that requires a heat maintenance level of 65/o/ at a 0/o/ outdoor temperature. In addition, ceiling fans will be provided in the warehouse area to promote air circulation.

WAREHOUSE
DEMISING WALL:      Warehouse demising wall shall be of full height metal stud construction, with a single layer of drywall, both sides, to conform with Carol Stream municipal code.

                                  EXHIBIT C-2
                             OFFICE SPECIFICATIONS
                             ---------------------

* Office shall be metal stud or metal furring channel with 5/8 drywall, taped and sanded both sides. Sound Batt insulation is provided for rooms requested.

* All interior office walls to be vinyl finished with an allowance of $14,000. The toilet rooms have ceramic tile wainscot on plumbing wall. Warehouse side of walls to be taped only.

* All doors shall consist of a hollow metal type frame and a 3' x 7' solid core wood veneer door. All doors shall be finished with one (1) coat of stain and one (1) coat of clear sealer. All interior office doors shall have locksets, all exterior office doors shall have locksets and closers, restroom doors shall have closers and all other doors will have latchsets. All hardware shall be commercial quality.

* Ceilings shall be 2' x 4' lay-in type acoustical tile with white grid and white fissured tile. Ceiling system shall be suspended from roof joists.

* Floor covering shall be 1/8" vinyl composition floor tile with vinyl base in restrooms, mail/copy, storage, telephone and kitchen areas. Carpeting shall be 22 oz. loop pile in remaining areas.

* Office areas shall be heated and air conditioned with combination gas or electric heating (75/o/ inside at 0/o/ outside) and air conditioning (78/o/ inside at 95/o/ outside). Forced air exhaust system shall be installed in all toilet rooms.

* Private office areas shall be lighted with one 2' x 4' lay-in type parabolic fixture for 70 FC. A maximum of ninety (90) duplex electrical outlets (110 V) shall be installed. A maximum of forty five (45) telephone outlets shall also be installed.

EXCLUDED ITEMS:

1.   Bin mezzanine system

2.   Wire Guidance system

3.   Appliances in lunch room

                                   EXHIBIT D

             RECORDING INFORMATION AS TO DECLARATION OF COVENANTS
                  CONDITIONS, RESTRICTIONS, AND EASEMENTS FOR
                          CAROL POINT BUSINESS CENTER
                          ---------------------------


The Codes, Covenants, and Restrictions for the Carol Point Business Center is a recorded document on file with the DuPage County Clerk's office as Document #R90-136841.

                                   EXHIBIT E

                             RULES AND REGULATIONS
                             ---------------------

     1. Tenant, its agents, servants and employees shall not block or obstruct any of the entries, passages, doors, or sidewalks of the Project, or place, empty, or throw any rubbish, litter, pallets, or material of any nature into such areas, or permit such areas to be used at any time except for the ingress and egress of Tenant, its agents, employees, visitors or invitees.

     2. All trash, rubbish or litter removed from the Demised Premises by Tenant, its agents, and employees shall be placed only in such areas and/or receptacles as may be designated or provided by Landlord.

     3. Tenant shall not store any materials, equipment, products, pallets, etc., outside the Demised Premises without the prior consent of Landlord.

     4. No sign, placard, picture, advertisement, name or notice shall be displayed, painted, or affixed by Tenant, its agent or employees in or on any part of the Building or the Project without the prior written consent of Landlord and then only of such color, size, character, style, material, installation and in such places as shall be approved and designated by Landlord.

     5. Tenant, its agents and employees shall not use the Parcel, the Building or the Demised Premises for housing, lodging, or sleeping purposes.

     6. No birds, fowl, or animals shall be brought into or kept in or about the Premises without the prior written consent of Landlord.

     7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

     8. Canvassing, soliciting, distribution of handbills or any other written material and peddling on or about Building or the Common Areas are prohibited, and each Tenant shall cooperate to prevent the same.

     9. The only window treatment permitted for the windows in the Demised Premises is that installed by or approved in writing by Landlord. If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Demised Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Demised Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

     10. No tenant shall do or permit anything to be done in any Demised Premises, or bring or keep anything therein which will in any way increase the rate of fire insurance on the Building or Project or on property kept therein. Unless approved by Landlord, no kerosene, gasoline, oil, acids, caustics or any other inflammable or combustible fluid, explosive or hazardous material shall be used or kept in or about any premises, nor shall any method or heating or air conditioning be used for any Demised Premises other than that approved by Landlord. In the event any use or activity shall lead to an increase in fire or other insurance premiums payable on the insurance obtained by Landlord, or insurance procured by an individual tenant, the party causing such increase shall be liable for payment of the same to Landlord or such individual tenant, as the case may be. Tenant understands and agrees that the vehicle of any tenant, or a vehicle belonging to any employee, licensee, invitee, agent, client or visitor of a tenant or occupant, obstructing any unauthorized area, particularly in areas designated by specially painted curbs such as fire lane areas, may be towed away at the owner's risk and expense.

     11. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building or elsewhere on the Parcel. No television, radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     12. Any damage done to the Building, the Parcel or the Demised Premises in any way by the movement of furniture, equipment, or merchandise within, into or out of the Building, the Parcel or the Demised Premises by Tenant's servants, agents, employees, visitors or invitees shall be the responsibility of and paid by Tenant.

     13. Landlord reserves the right to exclude or expel from the Parcel any person who, in Landlord's judgment, is intoxicated or under the influence or liquor or drugs or who is in violation of any of these Rules and Regulations.

     14. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building or the Parcel.

     15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, any terms, covenants, conditions and restrictions encumbering the Parcel and the terms of any lease of space in the Building.

     16. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     17. Landlord reserves the right to amend or repeal these Rules and Regulations and to make such other Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and the Parcel and for the preservation of good order therein.

                                   EXHIBIT F

                       HAZARDOUS MATERIALS QUESTIONNAIRE


     This questionnaire is designed to solicit information regarding your proposed use of hazardous or toxic materials. Please complete the questionnaire and return it to ___________________ for evaluation. If your use of materials or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management.

     Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

     I.    PROPOSED TENANT

                Associated Stationers, Inc.
           --------------------------------------------------------------------
           Name (Corporation, Individual, Corporate or Individual DBA, or Public Agency)

                5112
           ---------------------------------------------------------------------
           Standard Industrial Classification Code (SIC)

                1075 Hawthorne Drive
           ---------------------------------------------------------------------
           Street Address

                Itasca, Illinois 60143
           ---------------------------------------------------------------------
           City, State, Zip Code

           Contact Person & Title:    Randall L. Teesdale, Sr. Distribution Mgr.
                                   ---------------------------------------------

           Telephone Number: (708) 773-5172      Facsimile Number: (708) 7736491
                              --- --------------                    --- --------

     II.   LOCATION AND ADDRESS OF PROPOSED LEASE

                898 Carol Court
           ---------------------------------------------------------------------
           Street Address

                Carol Stream, Illinois 60188
           ---------------------------------------------------------------------
           City, State, Zip Code

     III.  DESCRIPTION OF PROPOSED FACILITY USE

           Describe proposed use and operation of Premises including principal products or service to be conducted at facility:

                This facility will be used for the wholesale distribution of
           ---------------------------------------------------------------------
                office products.
           ---------------------------------------------------------------------
           _____________________________________________________________________

           Does the operation of your business involve the use, generation, treatment, storage, transfer or disposal of hazardous wastes or materials? Yes XX No ____. If yes, or if your SIC code number is
                         ----
           between 2000 to 4000, please complete Section IV.

     IV.   PERMIT DISCLOSURE

           Does the operation of your business require permits, license or plan approval from any of the following agencies? No

           U.S. Environmental Protection Agency

           City or County Sanitation District

           State Department of Health Services

           U.S. Nuclear Regulatory Commission

           Air Quality Management District

           Bureau of Alcohol, Firearms and Tobacco

           City or County Fire Department

           Regional Water Quality Control Board

           Indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           If your answer is yes to any of the above questions, please complete Sections V and VI.

     V.    HAZARDOUS MATERIALS DISCLOSURE

           Will any hazardous or toxic materials or substances be stored
           onsite? Yes XX   No _____. If yes, please describe the materials or
                       ----
           substances to be stored, quantities and proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas
           (G):

                                                            Quantity on a
           Material                 Storage Method          Monthly Basis

            See Attachment
           _________________      ___________________     ___________________
           _________________      ___________________     ___________________
           _________________      ___________________     ___________________

           Attach additional sheets if necessary.

           Is any facility modification required or planned to mitigate the release of toxic or hazardous substances or wastes into the environment? Yes ____ No XX . If yes, please describe the proposed
                                    ---
           facility modifications:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________


     IV.   HAZARDOUS WASTE DISCLOSURE

           Will any hazardous waste, including recyclable waste, be generated by the operation of your business? Yes ____ No XX . If yes, please
                                                          ----
           list the hazardous waste which will be generated at the facility, its hazard class and volume/frequency of generation on a monthly basis.

           Waste Name                Hazard Class           Volume/Month

           ________________       __________________      ___________________
           ________________       __________________      ___________________
           ________________       __________________      ___________________

           Attach additional sheets if necessary.

           The premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

           Waste Name               Storage Method          Volume/Month

           ________________       __________________      ___________________
           ________________       __________________      ___________________
           ________________       __________________      ___________________

           If yes, please also describe the methods(s) of disposal for each waste. Indicate where disposal will take place and method of transportation to be used:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Is any treatment or processing of hazardous wastes to be conducted onsite? Yes ____ No XX . If yes, please describe proposed treatment/
                               ----
           processing methods:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises:

           (Please list all agencies)

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Have there been any agency enforcement actions regarding the company facilities, or any existing company facilities, or any past, pending or outstanding administrative orders or consent decrees? Yes ____
           No  XX . If yes, have there been any continuing compliance
              ----
           obligations imposed on your company as a result of decrees or orders? Yes ____ No ____. If yes, please describe:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Has the company been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries. Yes ____ No XX . If
                                                                        ----
           yes, please describe:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Are there any pending citizen lawsuits, or have any notices of violations been provided to the company or any existing facilities pursuant to the citizens suit provisions of any statute? Yes ____ No XX . If yes, please describe:
              ----

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Have there been any previous lawsuits against the company regarding
           environmental concerns? Yes ____ No   XX.If yes, please describe how
                                               ----
           these lawsuits were resolved?

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Has an environmental audit ever been conducted at any of your company's existing facilities? Yes ____ No XX . If yes, please
                                                      ----
           describe:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           Does your company carry environmental impairment insurance? Yes ____ No XX . If yes, what is the name of the carrier and what are the
              ----
           effective periods and monetary limits of such coverage?

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.


DATE: 3/2/92                          SIGNATURE /s/ Randall L. Dendaes
      ---------------------------               -------------------------
                                      PRINT NAME: Randall L. Teesdale
                                                 --------------------------
                                      TITLE: Sr. Dist. Serv. Mgr.
                                             ------------------------------